UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-08411
(Investment Company Act file number)

The James Advantage Funds
(Exact name of registrant as specified in charter)

1349 Fairground Road
Xenia, Ohio 45385
(Address of principal executive offices)   (Zip code)

Barry R. James
P.O. Box 8
Alpha, Ohio 45301
(Name and address of agent for service)

Registrant's telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2015 – December 31, 2015

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 Charts	4
Representation of Schedules of Investments	8
Disclosure of Fund Expenses	9
Schedule of Investments
James Balanced: Golden Rainbow Fund	11
James Small Cap Fund	21
James Mid Cap Fund	24
James Micro Cap Fund	26
James Aggressive Allocation Fund	28
James Long-Short Fund	31
Statements of Assets and Liabilities	37
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	47
James Balanced: Golden Rainbow Fund - Institutional Class	48
James Small Cap Fund	49
James Mid Cap Fund	50
James Micro Cap Fund	51
James Aggressive Allocation Fund	52
James Long-Short Fund	53
Notes to Financial Statements	54
Additional Information	62
Privacy Policy	63

James Advantage Funds	Shareholder Letter

December 31, 2015 (Unaudited)

Volatility was the hallmark of the stock market in 2015 as events around the world continued to impact U.S. markets. Mergers and acquisitions and stock buybacks were significant factors in propping up the market, which spent a good part of the year in negative territory.

The Markets Over the Past Six Months

The long-anticipated tightening by the Federal Reserve, the first since 2006, finally occurred at their December meeting. However, this event seemed overshadowed by rising problems with the Chinese economy. China devalued its currency in August, sending global markets down hard. Emerging markets, especially those dependent on China’s purchase of commodities, fell the most, but the S&P 500 dropped over 11 percent following the devaluation. China tried to calm worried investors and ordered its banks to buy stocks, leading to another rally in their markets. The S&P 500 also rallied, a little over 13 percent from its August low, before retreating in the final week of the year. Indeed, the stock markets were volatile.

In addition to the China worries, U.S. consumers showed how tech savvy they have become by spending more money online during the important Christmas shopping season, but generally at the expense of the bricks and mortar retailers. This was immediately reflected in their stock prices. For example, over the last six months of 2015, Macy’s dropped over 47% while internet retailer Amazon soared over 55%. Meanwhile, automobile sales and  housing  activity  remained  firm  and  the  unemployment  rate  dropped  to  5%,  giving  evidence  that  the  consumer  remains  a  plus  for economic activity.

Investment Goals and Objectives

The two primary objectives of the James Balanced: Golden Rainbow Fund are preservation of capital and income. The Fund’s allocation to equities is dependent on the Adviser’s research: the Adviser will increase exposure to stocks when its research signals a higher probability of a rally and lower risk in the stock market. It is important to note that the Adviser, James Investment Research, Inc., does its own research and so tends to provide a unique view of the markets.

Even with interest rates at historic lows, the James Balanced: Golden Rainbow Fund paid out a regular dividend every quarter. The Fund’s retail shares paid 6.062 cents/share in September and 5.537 cents/share in December. The institutional shares paid 7.621 cents/share in September and 7.048 cents/share in December. In addition the Fund paid all shareholders a long term capital gains distribution of 42.564 cents/share in December.

The Small Cap Fund, the Mid Cap Fund, the Long-Short Fund, and the Micro Cap Fund seek long term capital appreciation as their primary objective. These Funds look for stocks the Adviser believes to be undervalued, using its proprietary research to sift through a database of over 8,500 stocks. The Long-Short Fund may employ a short-selling strategy, and may also leverage itself through bank borrowings. The Micro Cap Fund and the Small Cap Fund invest in smaller companies, which tend to be riskier and have greater volatility. Potential investors should read the prospectus carefully to understand the risks of micro cap and small cap stocks.

The basic research is the same for all the Funds. The Adviser prides itself on its own research and does not buy outside research. Consistent with this philosophy, the Adviser has no soft-dollar arrangements. These funds do not seek to pay dividends as they do not have income as a primary objective, but will distribute income (and capital gains) when earned through dividends or other sources.

The Aggressive Allocation Fund is the newest member of the James Advantage Funds. It commenced operations on July 1, 2015. It is similar to the James Balanced: Golden Rainbow Fund in that its strategy requires it to hold both stocks and bonds.  However, it is a much more aggressive fund and will hold a higher allocation to stocks than the James Balanced: Golden Rainbow Fund. Its benchmark is a blend of 65% Russell 3000® Index and 35% Barclays U.S. Aggregate Government/Credit Bond Index, so even the bond benchmark is more aggressive than the James Balanced: Golden Rainbow Fund, which uses the Barclays Intermediate Government/Credit Bond Index in its benchmark.

Investment Philosophy

Investing in stocks is considered risky and most investors are aware of the great bear markets such as 1929 and more recently 2001 and 2008. The Adviser believes that preservation of capital in poor markets is the key to long term success in investing. Its research team is charged with assessing the risk in the markets, both stocks and bonds.  Experience has taught them that stocks with strong earnings growth, low valuations and relative strength have tended to outperform the broad stock market over time, and they have found that preserving capital in down markets is very important in helping to achieve long term growth. The Adviser also tends to believe that credit risk is best taken in stocks, not bonds. Accordingly, they use their bond portfolios to mitigate the pain of falling stocks. James Investment Research’s independent research is generally free of Wall Street hype and is intended to filter out the fads and hysteria, focusing on historical risk/return relationships.

Semi-Annual Report | December 31, 2015	1

Shareholder Letter	James Advantage Funds

December 31, 2015 (Unaudited)

Strategy for Meeting Fund Objectives

The Funds’ managers are active tactical asset allocators in the James Balanced: Golden Rainbow Fund and in the Long-Short Fund. When the Adviser’s risk research indicates that the risk in the stock market is low and that opportunities for stocks to move higher are great, the Funds’ portfolio managers will increase the allocation to common stocks in the James Balanced: Golden Rainbow Fund and reduce or eliminate short positions in the Long-Short Fund. Of course, a balanced fund will always hold both bonds and stocks, and the James Balanced: Golden Rainbow Fund normally will not fall below 25% in its allocation to either stocks or bonds. The Aggressive Allocation Fund also follows that discipline, but is required to generally hold a higher allocation to equities than the James Balanced: Golden Rainbow Fund. Both of these funds buy only higher quality bonds with Investment Grade ratings by S&P and Moody’s. Neither the James Balanced: Golden Rainbow nor the Aggressive Allocation Fund will sell securities short.

The Small Cap Fund, the Mid Cap Fund, the Micro Cap Fund and the Long-Short Fund use the same proprietary research, but concentrate on separate strategies that include market capitalization niches for the first three funds, and allows for both long and short positions in all market capitalizations for the Long-Short Fund. The Long-Short Fund may also hold bonds in both long or short positions.

The Adviser’s research personnel use independent analysis to identify sectors likely to outperform over coming months, and then ferret out stocks they believe are undervalued. The Adviser often identifies the risk levels in the broad stock market through its research, which then helps Fund managers adjust the Fund holdings accordingly. If the research points towards a decline in economic activity and in stock prices, all the Funds will prefer defensive stocks, such as utilities, health care and non-cyclicals, while still retaining the Adviser’s strategy of seeking out bargain stocks. In addition, the James Balanced: Golden Rainbow Fund and the Aggressive Allocation will increase holdings in bonds and reduce exposure to common equities, and the Long-Short Fund will add short positions. Stocks the Adviser considers to be bargains generally have low value ratios, such as price to earnings and price to cash, but also generally have strong earnings and relative strength. The Adviser has found this strategy to be very useful over the long run.

All of the Funds in the James Advantage Funds family employ a disciplined sell strategy, eliminating securities that lose their value traits or otherwise fall out of favor due to macro-economic changes, management changes or similar events. The Adviser’s staff regularly monitors all of the Funds’ holdings and employs multiple screens to detect changes in a company profile. As you will see in the Financial Highlights report, the Funds’ turnover ratios are low by most industry standards, helping to reduce transaction costs for the shareholders.

Fund Performance

Over the last six months of 2015, the Balanced: Golden Rainbow Retail Class declined 2.21%  and the Institutional Class shares declined 2.11%, while their blended Index benchmark fell 1.93% (see benchmark details on page 4 of this report). The Small Cap Fund declined 3.66% over the last six months of the year versus a drop of 8.75% in its benchmark. The Mid Cap Fund fell 1.31%, beating its benchmark (the S&P Mid Cap 400® Value Index) return of -8.14%. The Micro Cap Fund fell 0.04% versus its benchmark (the Russell Micro Cap Index) return of -10.55%. The Long-Short Fund rose 0.08% percent, its benchmark (the S&P 500® Index), which rose 0.15%. The new Fund, the Aggressive Allocation Fund fell 8.59% since commencement of operations on July 1st as the bulk of its assets came into the Fund at the top of the market. Its benchmark, (65% Russell 3000® Index and 35% Barclays U.S. Aggregate Government/Credit Bond Index) fell 0.93%.

The James Balanced: Golden Rainbow Fund’s holdings in sovereign bonds were a slight drag on performance, but Fund managers had reduced exposure in that area to only about 1% of total assets by June 30, 2015, down from 1.6% at the beginning of the year. The Funds focus on value investing did not reward shareholders over the last six months of the year. The S&P 500® Value Index fell 2.70% over that period while the S&P 500® Growth Index rose 2.64%. Past performance is no guarantee of future results. Standardized performance may be found on each individual Fund’s page.

2	www.jamesfunds.com

James Advantage Funds	Shareholder Letter

December 31, 2015 (Unaudited)

Expectations for the Future

As noted earlier, the big growth companies, such as Amazon, and the pricey biotech companies led the market in 2015. The Adviser believes, along with most academic research, that value investing is more attractive over longer time periods and it believes that value investing will regain its superiority. According to the Adviser, the major problems the markets will face in 2016 include the evolution of China’s economy away from a model dominated  by  government control and towards  a free-market, consumer driven economy. This  move, in the world’s  second largest economy, will likely continue to disrupt the global stock markets, but we believe it is a necessary change. The course of the Federal Reserve’s tightening and the uncertainties surrounding the 2016 presidential election will also weigh on the markets. However, the U.S. consumers appear to be in good shape and lower gasoline and other commodity prices should help to keep the consumer healthy. The Adviser expects a great deal of volatility in the coming year, but with that will come some real opportunities. Lastly, Fund managers believe this will be a year where experience and active management will be essential.

Thomas L. Mangan
Chief Financial Officer

Thomas Mangan is a registered representative of ALPS Distributors, Inc.

The statements and opinions expressed are those of the author and are as of the date of this report are subject to change, and may not reflect the writer’s current views. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P 500® Growth Index is a market-capitalization-weighted index developed by Standard and Poor's consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics. The Index is a numerical ranking system based on three growth factors and four value factors to determine the constituents and their weightings. The Index returns do not reflect the deduction of expenses. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index.

The S&P 500® Value Index is market-capitalization-weighted index developed by Standard and Poor's consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics. The Index uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. The Index returns do not reflect the deduction of expenses. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index.

Price/Earnings ratio is a valuation of a company’s current share price compared to its per-share earnings.

Price/Cash Flow ratio is a ratio used to compare a company’s market value to its cash flow.

Soft dollar arrangements involve using client brokerage commissions to purchase research that helps managers make investment decisions.

Semi-Annual Report | December 31, 2015	3

Growth of $10,000 Charts	James Advantage Funds

December 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class
Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(2)
James Balanced: Golden Rainbow – Retail Class	-0.68%	6.37%	6.30%	8.00%
Blended Index(1)	0.03%	6.94%	5.99%	7.95%
Russell 2000® Index	-4.41%	9.19%	6.80%	9.61%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	1.07%	2.58%	4.04%	5.58%
S&P 500® Index	1.38%	12.57%	7.31%	9.35%

(1)
The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Inception was July 1, 1991.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 0.97%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class
Average Annual Total Returns

	1 Year	5 Years	Since Inception(2)
James Balanced: Golden Rainbow – Institutional Class	-0.48%	6.63%	10.29%
Blended Index(1)	0.03%	6.94%	11.71%
Russell 2000® Index	-4.41%	9.19%	19.57%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	1.07%	2.58%	3.59%
S&P 500® Index	1.38%	12.57%	19.47%

(1)
The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

(2)	Inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 0.72%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

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James Advantage Funds	Growth of $10,000 Charts

December 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund Average
Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	-4.34%	9.76%	5.15%	8.00%
Russell 2000® Index	-4.41%	9.19%	6.80%	8.49%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 1.50%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund
Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Mid Cap Fund	0.86%	9.27%	5.76%
S&P MidCap 400® Value Index	-6.65%	10.19%	7.06%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 1.50%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P  MidCap 400®  Value  Index is  a  recognized, unmanaged index of  mid cap  stocks considered  to  be  value  stocks using Standard  and Poor’s methodology.

The Russell 2000® Index and S&P MidCap Value 400® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2015	5

Growth of $10,000 Charts	James Advantage Funds

December 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund
Average Annual Total Returns

	1 Year	5 Year	Since Inception(1)
James Micro Cap Fund	2.61%	10.53%	12.50%
Russell Microcap® Index	-5.16%	9.23%	13.63%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

James Aggressive Allocation Fund
Cumulative Annual Total Returns

	1 Month	3 Month	Since Inception(2)
James Aggressive Allocation Fund	-3.88%	0.45%	-8.59%
Blended Index(1)	-1.48%	3.83%	-0.93%

(1)	The Blended Index is comprised of a 35% weighting in the Barclays U.S. Aggregate Government/Credit Bond Index and a 65% weighting in the Russell 3000® Index.
(2)	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 0.99%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 3000® Index is a stock market index of US stocks. The index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Barclays U.S. Aggregate Government/Credit Bond Index (an unmanaged index generally representative of dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity greater than one year).

The Russell Microcap® Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts

December 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund
Average Annual Total Returns

	1 Year	Since Inception(1)
James Long-Short Fund	-4.88%	6.42%
S&P 500® Index	1.38%	12.39%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2015, was 2.71%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index is a widely recognized unmanaged index of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index return does not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2015	7

Representation of Schedules of Investments	James Advantage Funds

December 31, 2015 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)*

James Small Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Mid Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Aggressive Allocation Fund - Industry Sector Allocation (% of Net Assets)*

James Long-Short Fund - Industry Sector Allocation (% of Net Assets)*
(Cash and Cash Equivalents and Other Liabilities in Excess of Assets not included)

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

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James Advantage Funds	Disclosure of Fund Expenses

December 31, 2015 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized December 31, 2015(a)	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	0.96%	$1,000.00	$977.90	$4.77
Retail Class Hypothetical (5% return before expenses)	0.96%	$1,000.00	$1,020.31	$4.88
Institutional Class Actual	0.71%	$1,000.00	$978.90	$3.53
Institutional Class Hypothetical (5% return before expenses)	0.71%	$1,000.00	$1,021.57	$3.61
James Small Cap Fund
Actual	1.50%	$1,000.00	$963.40	$7.40
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.60	$7.61
James Mid Cap Fund
Actual	1.50%	$1,000.00	$986.90	$7.49
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.60	$7.61
James Micro Cap Fund
Actual	1.50%	$1,000.00	$999.60	$7.54
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.60	$7.61
James Aggressive Allocation Fund(c)
Actual	0.98%	$1,000.00	$914.10	$4.69
Hypothetical (5% return before expenses)	0.98%	$1,000.00	$1,020.10	$4.95
James Long-Short Fund
Actual	2.20%(d)	$1,000.00	$1,000.80	$11.06
Hypothetical (5% return before expenses)	2.20%(d)	$1,000.00	$1,014.08	$11.14

Semi-Annual Report | December 31, 2015	9

Disclosure of Fund Expenses	James Advantage Funds

December 31, 2015 (Unaudited)

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

(c)	Fund commenced operations on July 1, 2015.
(d)
Dividend and interest expense on securities sold short and interest expense totaled 0.70% (annualized) of average net assets for the six months ended December 31, 2015. Total annual operating expense of 2.20% includes the 0.70% of dividend and interest expense.

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James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-49.5%
	Basic Materials-3.2%
150,000	Avery Dennison Corp.	$9,399,000
465,980	Celanese Corp., Series A	31,374,433
647,050	CF Industries Holdings, Inc.	26,406,111
27,990	Ciner Resources LP*	624,737
388,280	Cooper Tire & Rubber Co.	14,696,398
1,018,430	Goodyear Tire & Rubber Co.	33,272,108
212,430	Innospec, Inc.	11,537,073
48,740	Neenah Paper, Inc.	3,042,838
426,630	Newmont Mining Corp.	7,675,074
194,940	Richmont Mines, Inc.*	625,757
60,980	Universal Forest Products, Inc.	4,169,203
		142,822,732

	Consumer, Cyclical-9.2%
1,553,820	Alaska Air Group, Inc.	125,098,048
32,360	Asbury Automotive Group, Inc.*	2,182,359
607,040	Best Buy Co., Inc.	18,484,368
357,190	Cato Corp., Class A	13,151,736
424,890	Delta Air Lines, Inc.	21,537,674
327,840	Dillard's, Inc., Class A	21,542,366
87,790	Express, Inc.*	1,517,011
68,450	Flexsteel Industries, Inc.	3,024,121
611,220	Foot Locker, Inc.	39,784,310
586,440	Ford Motor Co.	8,262,940
707,700	Hanesbrands, Inc.	20,827,611
723,880	Hawaiian Holdings, Inc.*	25,574,680
168,320	Insight Enterprises, Inc.*	4,228,198
59,830	Lennar Corp., Class A	2,926,285
319,720	Macy's, Inc.	11,183,806
9,450	Meritage Homes Corp.*	321,206
216,740	Multi-Color Corp.	12,963,219
63,410	Patrick Industries, Inc.*	2,758,335
70,730	PC Connection, Inc.	1,601,327
160,000	PharMerica Corp.*	5,600,000
960,000	Skechers U.S.A., Inc., Class A*	29,001,600
761,900	Southwest Airlines Co.	32,807,414
115,470	TravelCenters of America LLC*	1,085,418
38,460	Viacom, Inc., Class B	1,583,014
5,800	Wayside Technology Group, Inc.	106,372
		407,153,418

	Consumer, Non-cyclical-10.0%
447,580	Aetna, Inc.	48,392,349
447,115	Anthem, Inc.	62,345,715
25,790	Cal-Maine Foods, Inc.	1,195,109
32,560	Cardtronics, Inc.*	1,095,644
10,960	Coca-Cola Bottling Co. Consolidated	2,000,310
16,175	Convergys Corp.	402,596
771,540	Dr Pepper Snapple Group, Inc.	71,907,528
196,730	DST Systems, Inc.	22,439,024
429,650	Eli Lilly & Co.	36,202,309
76,960	Helen of Troy, Ltd.*	7,253,480

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	11

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
298,920	Ingles Markets, Inc., Class A	$13,176,394
53,960	John B Sanfilippo & Son, Inc.	2,915,459
1,048,720	Kroger Co.	43,867,958
4,720	Lannett Co., Inc.*	189,366
32,728	ManpowerGroup, Inc.	2,758,643
600,000	Merck & Co., Inc.	31,692,000
42,260	National HealthCare Corp.	2,607,442
64,340	Natural Health Trends Corp.	2,157,320
49,000	Natus Medical, Inc.*	2,354,450
71,460	Net 1 UEPS Technologies, Inc.*	965,425
447,930	Newell Rubbermaid, Inc.	19,744,754
51,495	Nutrisystem, Inc.	1,114,352
94,420	Omega Protein Corp.*	2,096,124
698,720	Pfizer, Inc.	22,554,682
575	Seaboard Corp.*	1,664,475
42,790	Superior Uniform Group, Inc.	726,574
372,225	SUPERVALU, Inc.*	2,523,685
315,000	UnitedHealth Group, Inc.	37,056,600
		443,399,767

	Energy-3.1%
63,380	Advantage Oil & Gas, Ltd.*	321,970
40,240	Alon USA Energy, Inc.*	597,162
209,140	Chevron Corp.	18,814,234
130,000	Exxon Mobil Corp.	10,133,500
230,184	HollyFrontier Corp.	9,182,040
19,425	PBF Energy, Inc., Class A	715,034
136,580	Star Gas Partners LP	1,016,155
514,340	Tesoro Corp.	54,196,006
589,990	Valero Energy Corp.	41,718,193
58,860	World Fuel Services Corp.	2,263,756
		138,958,050

	Financial-8.6%
12,700	Aaron's, Inc.	284,353
115,800	ACE, Ltd.	13,531,230
75,360	Aircastle, Ltd.	1,574,270
500,673	American Financial Group, Inc.	36,088,510
751,430	AmTrust Financial Services, Inc.	46,273,059
221,155	Argo Group International Holdings, Ltd.	13,233,915
771,600	Aspen Insurance Holdings, Ltd.	37,268,280
149,910	Endurance Specialty Holdings, Ltd.	9,592,741
34,590	ePlus, Inc.*	3,225,863
88,278	FBL Financial Group, Inc., Class A	5,618,012
477,000	Fifth Third Bancorp	9,587,700
182,000	Goldman Sachs Group, Inc.	32,801,860
45,572	Hersha Hospitality Trust, REIT	991,647
388,300	JPMorgan Chase & Co.	25,639,449
1,169,390	KeyCorp	15,424,254
14,515	LendingTree, Inc.*	1,295,899
50,790	MainSource Financial Group, Inc.	1,162,075
7,740	MutualFirst Financial, Inc.	192,881
368,200	Nelnet, Inc., Class A	12,360,474

See Notes to Financial Statements.

12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
417,390	Outerwall, Inc.	$15,251,431
60,180	PNC Financial Services Group, Inc.	5,735,756
68,860	Reading International, Inc., Class A*	902,755
135,130	Torchmark Corp.	7,724,031
542,304	Travelers Cos., Inc.	61,204,430
377,025	Unum Group	12,551,162
242,880	XL Group PLC	9,516,038
		379,032,075

	Industrial-4.7%
104,120	AMERCO	40,554,740
746,680	American Axle & Manufacturing Holdings, Inc.*	14,142,119
100,000	American Railcar Industries, Inc.	4,628,000
89,005	American Woodmark Corp.*	7,118,620
264,110	Ball Corp.	19,208,720
110,970	Covenant Transportation Group, Inc., Class A*	2,096,223
13,670	Crown Holdings, Inc.*	693,069
41,005	Culp, Inc.	1,044,397
81,190	Deere & Co.	6,192,361
77,690	Global Brass & Copper Holdings, Inc.	1,654,797
64,340	Headwaters, Inc.*	1,085,416
480,540	Jarden Corp.*	27,448,445
11,000	L.S. Starrett Co., Class A	106,920
1,059,400	Magna International, Inc.	42,969,264
122,950	Matson, Inc.	5,241,358
190,800	Meritor, Inc.*	1,593,180
149,710	Ryder System, Inc.	8,508,019
55,800	Smith & Wesson Holding Corp.*	1,226,484
77,700	Sonoco Products Co.	3,175,599
14,540	Strattec Security Corp.	821,365
486,350	Trinity Industries, Inc.	11,682,127
679,630	Tsakos Energy Navigation, Ltd.	5,382,670
34,245	Unifi, Inc.*	963,997
113,670	USA Truck, Inc.*	1,983,542
		209,521,432

	Technology-7.0%
25,000	AAR Corp.	657,250
245,360	ACCO Brands Corp.*	1,749,417
231,150	Apple, Inc.	24,330,849
220,000	Arrow Electronics, Inc.*	11,919,600
211,540	Avnet, Inc.	9,062,374
54,790	Cascade Microtech, Inc.*	890,337
62,000	Cisco Systems, Inc.	1,683,610
48,970	Cohu, Inc.	591,068
220,420	Corning, Inc.	4,029,278
8,900	CSG Systems International, Inc.	320,222
903,300	Deluxe Corp.	49,265,982
57,280	FormFactor, Inc.*	515,520
87,450	The Hackett Group, Inc.	1,405,321
365,230	Intel Corp.	12,582,173
30,490	Leidos Holdings, Inc.	1,715,367
275,780	Lexmark International, Inc., Class A	8,949,061

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	13

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Technology (continued)
204,220	Lockheed Martin Corp.	$44,346,373
44,290	Mentor Graphics Corp.	815,822
29,675	Mind CTI, Ltd.	75,078
25,590	NeuStar, Inc., Class A*	613,392
322,650	Northrop Grumman Corp.	60,919,546
197,260	Orbotech, Ltd.*	4,365,364
114,050	Symantec Corp.	2,395,050
213,270	SYNNEX Corp.	19,179,371
5,800	Tessera Technologies, Inc.	174,058
629,560	Tower Semiconductor, Ltd.*	8,851,614
140,000	VASCO Data Security International, Inc.*	2,342,200
590,000	Western Digital Corp.	35,429,500
111,440	ZAGG, Inc.*	1,219,154
		310,393,951

	Utilities-3.7%
263,540	American Electric Power Co., Inc.	15,356,476
1,518,080	AT&T, Inc.	52,237,133
121,070	BCE, Inc.	4,675,724
378,420	BT Group PLC, Sponsored ADR	13,097,116
129,400	DTE Energy Co.	10,376,586
149,700	Edison International	8,863,737
24,200	Gas Natural, Inc.	180,290
108,320	IDACORP, Inc.	7,365,760
106,870	Inteliquent, Inc.	1,899,080
77,700	PG&E Corp.	4,132,863
60,090	Pinnacle West Capital Corp.	3,874,603
119,460	PNM Resources, Inc.	3,651,892
411,560	Portland General Electric Co.	14,968,437
122,280	Public Service Enterprise Group, Inc.	4,731,013
9,080	TELUS Corp.	251,062
216,920	UGI Corp.	7,323,219
982,090	Vonage Holdings Corp.*	5,637,197
100,860	Westar Energy, Inc.	4,277,473
		162,899,661

TOTAL COMMON STOCKS (Cost $1,813,194,808)		2,194,181,086

CLOSED-END FUNDS-0.0%(a)
76,550	Eaton Vance Risk-Managed Diversified Equity Income Fund	777,748
10,000	Nuveen Municipal Opportunity Fund, Inc.	143,300
40,000	Nuveen Premium Income Municipal Fund 2, Inc.	578,400

TOTAL CLOSED-END FUNDS (Cost $1,350,150)		1,499,448

See Notes to Financial Statements.

14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
EXCHANGE TRADED FUNDS-0.2%
69,710	iShares® MSCI Canada ETF	$1,498,765
51,510	iShares® MSCI Philippines ETF	1,737,947
20,000	iShares® MSCI Poland Capped ETF	361,500
50,820	iShares® MSCI Switzerland Capped ETF	1,577,453
10,000	iShares® National AMT-Free Municipal Bond ETF	1,107,100
122,900	SPDR® Nuveen Barclays Short Term Municipal Bond ETF	2,993,844

TOTAL EXCHANGE TRADED FUNDS (Cost $9,617,440)		9,276,609

CORPORATE BONDS-6.7%
	Basic Materials-0.1%
$5,000,000	E.I. du Pont de Nemours & Co., 2.750%, 4/1/16	5,023,450
1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,647,337
		6,670,787
	Consumer, Cyclical-0.4%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,655,955
5,000,000	Home Depot, Inc., 2.700%, 4/1/23	4,965,425
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	6,220,435
785,000	McDonald's Corp., 5.700%, 2/1/39	853,763
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,278,332
		18,973,910
	Consumer, Non-cyclical-1.4%
10,000,000	Coca-Cola Co., 3.200%, 11/1/23	10,347,660
3,000,000	Hershey Co., 4.125%, 12/1/20	3,235,263
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	6,026,897
5,000,000	Merck & Co., Inc., 2.800%, 5/18/23	4,978,715
10,000,000	Merck & Co., Inc., 4.150%, 5/18/43	10,039,610
10,000,000	PepsiCo, Inc., 5.000%, 6/1/18	10,823,380
10,000,000	Stryker Corp., 2.000%, 9/30/16	10,076,140
5,465,000	Wyeth LLC, 5.500%, 2/15/16	5,493,467
		61,021,132
	Energy-1.3%
5,000,000	Apache Corp., 3.250%, 4/15/22	4,762,520
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	4,940,995
8,271,000	Chevron Corp., 3.326%, 11/17/25	8,330,626
10,000,000	Diamond Offshore Drilling, Inc., 5.875%, 5/1/19	10,138,140
5,000,000	Occidental Petroleum Corp., 1.750%, 2/15/17	5,010,160
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,838,061
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	5,907,110
2,625,000	Shell International Finance BV, 4.375%, 5/11/45	2,478,339
10,000,000	Statoil ASA, 2.250%, 11/8/19	9,964,830
		56,370,781
	Financial-2.4%
5,000,000	Aflac, Inc., 2.650%, 2/15/17	5,065,765
20,000,000	American Express Credit Corp., 2.800%, 9/19/16	20,255,440
5,000,000	Bank of America Corp., 1.823%, 4/27/16(b)	4,999,945
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,333,895
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,138,000
10,000,000	General Electric Capital Corp., 1.121%, 4/15/20(b)	10,003,410
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,725,996
15,000,000	JPMorgan Chase & Co., 2.600%, 1/15/16	15,006,255

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	15

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
$20,000,000	Morgan Stanley & Co., 3.800%, 4/29/16	$20,169,120
5,000,000	Morgan Stanley & Co., 4.750%, 3/22/17	5,179,015
6,000,000	PNC Bank Na, 2.950%, 2/23/25	5,809,980
5,000,000	UBS AG, 5.875%, 12/20/17	5,400,775
		105,087,596
	Industrial-0.2%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,170,259
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,455,603
5,000,000	United Technologies Corp., 3.100%, 6/1/22	5,091,085
		7,716,947
	Technology-0.7%
8,000,000	Google, Inc., 3.625%, 5/19/21	8,518,808
5,000,000	Intel Corp., 3.300%, 10/1/21	5,182,020
3,000,000	International Business Machines Corp., 1.950%, 7/22/16	3,017,991
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,608,203
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,180,730
5,000,000	Oracle Corp., 2.500%, 10/15/22	4,883,440
		32,391,192
	Utilities-0.2%
5,000,000	Duke Energy Florida LLC, Series A, 5.800%, 9/15/17	5,357,010
4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	4,698,196
		10,055,206
TOTAL CORPORATE BONDS (Cost $298,745,934)		298,287,551

MORTGAGE BACKED SECURITIES-0.5%
	Federal National Mortgage Association-0.4%
$13,857,671	3.500%, 9/1/33	14,483,936
2,007,966	4.500%, 9/1/40	2,097,556
		16,581,492
	Government National Mortgage Association-0.1%
4,233,737	4.000%, 12/20/40	4,534,113

TOTAL MORTGAGE BACKED SECURITIES (Cost $20,578,722)		21,115,605

U.S. GOVERNMENT AGENCIES-2.7%
	Federal Farm Credit Banks-1.8%
15,000,000	1.690%, 8/12/19	15,000,480
10,000,000	1.750%, 5/28/20	10,000,210
10,000,000	2.380%, 5/15/23	9,712,140
10,000,000	2.980%, 11/25/25	9,893,000
5,725,000	2.750%, 11/6/26	5,676,818
10,000,000	3.500%, 9/14/29	9,834,510
7,325,000	3.400%, 11/25/30	7,310,526
10,000,000	3.220%, 3/26/31	9,962,250
		77,389,934
	Federal Home Loan Banks-0.8%
5,000,000	1.600%, 10/22/20	4,878,600
5,405,405	2.430%, 10/11/22	5,405,757
6,000,000	3.250%, 7/28/25	5,980,626

See Notes to Financial Statements.

16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Federal Home Loan Banks (continued)
$10,000,000	2.000%, 11/25/30 (c)	$9,968,160
10,000,000	3.880%, 11/5/35	10,002,870
		36,236,013
	United States Department of Housing and Urban Development-0.1%
5,000,000	2.050%, 8/1/19	5,069,985

TOTAL U.S. GOVERNMENT AGENCIES (Cost $119,609,119)		118,695,932

U.S. TREASURY BONDS & NOTES-35.2%
	U.S. Treasury Bonds-3.8%
$80,000,000	5.375%, 2/15/31	108,465,920
15,000,000	2.750%, 8/15/42	14,306,865
50,000,000	2.875%, 8/15/45	48,466,800
		171,239,585
	U.S. Treasury Inflation Indexed Notes-0.8%
13,055,950	1.625%, 1/15/18	13,459,157
21,016,800	0.125%, 1/15/22	20,342,203
		33,801,360
	U.S. Treasury Notes-30.6%
35,000,000	2.000%, 1/31/16	35,049,035
36,000,000	1.000%, 9/30/16	36,073,080
80,000,000	0.500%, 1/31/17	79,705,520
58,000,000	4.625%, 2/15/17	60,406,130
90,000,000	0.500%, 2/28/17	89,637,480
50,000,000	0.875%, 10/15/17	49,853,350
105,000,000	0.875%, 11/15/17	104,643,735
155,000,000	1.500%, 8/31/18	156,054,930
190,000,000	2.750%, 2/15/19	198,035,100
185,000,000	1.500%, 10/31/19	184,457,025
25,000,000	1.375%, 9/30/20	24,574,075
200,000,000	2.625%, 11/15/20	207,871,000
60,000,000	2.125%, 5/15/25	59,213,460
75,000,000	2.000%, 8/15/25	73,123,800
		1,358,697,720
TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,558,044,802)		1,563,738,665

FOREIGN BONDS-0.7%
	Australia Government-0.2%
AUD 10,000,000	5.250%, 3/15/19	8,014,114

	Canada Government-0.2%
CAD 5,000,000	3.750%, 6/1/19	4,001,337
CAD 5,000,000	3.500%, 6/1/20	4,057,274
		8,058,611
	Netherlands Government-0.1%
EUR 3,000,000	4.000%, 7/15/19(d)	3,741,303

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	17

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	New Zealand Government Bond-0.2%
NZD 15,000,000	5.000%, 3/15/19	$10,954,687

TOTAL FOREIGN BONDS (Cost $34,542,098)		30,768,715

MUNICIPAL BONDS-3.8%
	California-0.0%( a)
1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, Prefunded 6/01/17 @ 100, 4.750%, 6/1/31 (e)	1,056,570

	Colorado-0.0%(a)
1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, Prefunded 12/01/16 @ 100, 5.000%, 12/1/26 (e)	1,040,010

	Connecticut-0.2%
5,350,000	State of Connecticut, Series D, 5.000%, 11/1/25	6,253,080

	Florida-0.3%
10,775,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series C, 5.000%, 6/1/23	13,229,976
1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,084,480
		14,314,456
	Georgia-0.2%
3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,277,500
5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	6,087,200
		9,364,700
	Hawaii-0.3%
9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	10,814,670

	Illinois-0.1%
500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building), 5.500%, 2/1/28	501,830
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,051,320
		1,553,150
	Maryland-0.1%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	5,040,150

	Massachusetts-0.0%(a)
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, Prefunded 8/01/17 @ 100, 5.250%, 8/1/22 (e)	1,069,590

	Michigan-0.0%(a)
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), 5.000%, 5/1/32	1,046,070

	Ohio-1.0%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	7,438,601
5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	5,840,874
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,203,100
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,410,300
11,000,000	5.500%, 1/1/51	12,222,760

See Notes to Financial Statements.

18	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Ohio (continued)
$1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), Prerefunded 12/01/18 @ 100, 5.000%, 12/1/33 (e)	$1,206,964
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), Prefunded 6/01/18 @ 100, 5.000%, 12/1/26 (e)	547,860
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,122,650
105,000	Ohio State University Revenue Bonds, Series A, Prefunded 12/01/18 @ 100, 5.000%, 12/1/28 (e)	116,794
895,000	Ohio State University Revenue Bonds, Series A, Unrefunded Portion, 5.000%, 12/1/28	993,083
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	606,850
365,000	State of Ohio General Obligation Unlimited Bonds, Series A, Prefunded 3/01/18 @ 100, 5.375%, 9/1/28 (e)	399,248
635,000	State of Ohio General Obligation Unlimited Bonds, Series A, Unrefunded Portion, 5.375%, 9/1/28	692,017
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,053,240
		42,854,341
	Pennsylvania-0.5%
20,000,000	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series, 5.000%, 6/1/24	23,523,000

	Tennessee-0.1%
5,000,000	Metropolitan Government of Nashville & Davidson County TN General Obligation Unlimited Bonds, Series C, 4.000%, 7/1/24	5,827,850

	Texas-0.6%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/37	1,063,750
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), Prefunded 2/01/17 @ 100, 5.000%, 2/1/37 (e)	1,047,050
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/38	519,380
7,150,000	New Caney Independent School District General Obligation Unlimited Bonds (School Building), Series AD, Prefunded 2/15/16 @ 100, 5.000%, 2/15/35 (e)	7,187,394
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	6,190,787
7,620,000	Referendum Transportation Community Mobility General Obligation Unlimited Bonds, Series A, 5.000%, 10/1/25	9,586,951
475,000	Tyler Independent School District General Obligation Unlimited Bonds, Prefunded 2/15/18 @ 100, 5.000%, 2/15/34 (e)	515,475
525,000	Tyler Independent School District General Obligation Unlimited Bonds, Unrefunded Portion, 5.000%, 2/15/34	567,205
		26,677,992
	Washington-0.3%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	5,235,850
5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	6,711,989
		11,947,839
	Wisconsin-0.1%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, 5.000%, 5/1/25	5,877,400

TOTAL MUNICIPAL BONDS (Cost $162,304,825)		168,260,868

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	19

Schedule of Investments	James Balanced: Golden Rainbow Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount	Value
SHORT TERM INVESTMENTS-0.5%
Mutual Funds-0.5%
22,147,111	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	$22,147,111

TOTAL SHORT TERM INVESTMENTS (Cost $22,147,111)	22,147,111

TOTAL INVESTMENT SECURITIES-99.8% (Cost $4,040,135,009)	4,427,971,590
OTHER ASSETS IN EXCESS OF LIABILITIES-0.2%	9,852,134
NET ASSETS-100.0%	$4,437,823,724

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.
(c)	Step coupon. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of December 31, 2015.
(d)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,741,303, representing 0.08% of net assets.

(e)
Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
ADR - American Depositary Receipt
ASA - Allmennaksjeselskap is the Norwegian term for public limited company
AUD - Australian Dollar
BV - Besloten Vennootschap is the Dutch term for private limited liability company
CAD - Canadian Dollar
ETF - Exchange Traded Fund
EUR - Euro
LLC - Limited Liability Company
LP - Limited Partnership
Ltd. - Limited
MSCI - Morgan Stanley Capital International
NZD - New Zealand Dollar
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SPDR - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

20	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-96.1%
	Basic Materials-11.1%
13,875	Ciner Resources LP*	$309,690
45,820	Cooper Tire & Rubber Co.	1,734,287
42,780	Innospec, Inc.	2,323,382
131,410	Lydall, Inc.*	4,662,427
76,045	Neenah Paper, Inc.	4,747,489
101,025	Richmont Mines, Inc.*	324,290
7,290	Universal Forest Products, Inc.	498,417
		14,599,982

	Consumer, Cyclical-15.5%
50,438	Asbury Automotive Group, Inc.*	3,401,539
22,110	Cato Corp., Class A	814,090
96,345	Express, Inc.*	1,664,842
35,174	Flexsteel Industries, Inc.	1,553,987
158,750	Hawaiian Holdings, Inc.*	5,608,638
76,157	Insight Enterprises, Inc.*	1,913,064
14,565	Meritage Homes Corp.*	495,064
32,630	Multi-Color Corp.	1,951,600
32,340	Patrick Industries, Inc.*	1,406,790
56,450	PC Connection, Inc.	1,278,028
32,140	TravelCenters of America LLC*	302,116
3,730	Wayside Technology Group, Inc.	68,408
		20,458,166

	Consumer, Non-cyclical-15.6%
4,960	Cal-Maine Foods, Inc.	229,846
50,865	Cardtronics, Inc.*	1,711,607
7,910	Coca-Cola Bottling Co. Consolidated	1,443,654
19,965	Convergys Corp.	496,929
29,000	Helen of Troy, Ltd.*	2,733,250
53,435	Ingles Markets, Inc., Class A	2,355,415
31,147	John B Sanfilippo & Son, Inc.	1,682,872
8,830	Lannett Co., Inc.*	354,260
66,122	National HealthCare Corp.	4,079,727
32,963	Natural Health Trends Corp.	1,105,249
66,515	Natus Medical, Inc.*	3,196,046
21,440	Omega Protein Corp.*	475,968
26,205	Pointer Telocation, Ltd.*	160,113
33,370	Superior Uniform Group, Inc.	566,623
		20,591,559

	Energy-3.0%
112,685	Advantage Oil & Gas, Ltd.*	572,440
71,185	Alon USA Energy, Inc.*	1,056,385
34,115	PBF Energy, Inc., Class A	1,255,773
136,433	Star Gas Partners LP	1,015,062
		3,899,660
	Financial-11.5%
79,495	Aircastle, Ltd.	1,660,651
45,278	Argo Group International Holdings, Ltd.	2,709,436

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	21

Schedule of Investments	James Small Cap Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Financial (continued)
52,785	Aspen Insurance Holdings, Ltd.	$2,549,515
29,936	ePlus, Inc.*	2,791,831
39,095	FBL Financial Group, Inc., Class A	2,488,006
78,471	MainSource Financial Group, Inc.	1,795,416
3,340	MutualFirst Financial, Inc.	83,233
42,625	Premier Financial Bancorp, Inc.	700,755
35,253	Reading International, Inc., Class A*	462,167
		15,241,010

	Industrial-12.1%
88,270	American Axle & Manufacturing Holdings, Inc.*	1,671,834
23,605	American Woodmark Corp.*	1,887,928
73,940	Covenant Transportation Group, Inc., Class A*	1,396,727
100,500	Headwaters, Inc.*	1,695,435
6,535	L.S. Starrett Co., Class A	63,520
41,275	Matson, Inc.	1,759,553
53,440	Meritor, Inc.*	446,224
7,530	SL Industries, Inc.*	240,056
42,555	Smith & Wesson Holding Corp.*	935,359
13,168	Strattec Security Corp.	743,860
131,688	Supreme Industries, Inc., Class A	902,063
179,235	Tsakos Energy Navigation, Ltd.	1,419,541
64,115	Unifi, Inc.*	1,804,837
58,630	USA Truck, Inc.*	1,023,094
		15,990,031

	Technology-18.6%
231,045	ACCO Brands Corp.*	1,647,351
42,825	Cascade Microtech, Inc.*	695,906
24,870	Cohu, Inc.	300,181
14,590	CSG Systems International, Inc.	524,948
72,463	Deluxe Corp.	3,952,132
35,680	FormFactor, Inc.*	321,120
47,610	Leidos Holdings, Inc.	2,678,539
78,740	Mentor Graphics Corp.	1,450,391
44,725	Mind CTI, Ltd.	113,154
68,660	NCI, Inc., Class A	937,209
20,520	NeuStar, Inc., Class A*	491,865
162,980	Orbotech, Ltd.*	3,606,747
30,105	SYNNEX Corp.	2,707,343
298,971	Tower Semiconductor, Ltd.*	4,203,532
87,950	ZAGG, Inc.*	962,173
		24,592,591

	Utilities-8.7%
15,615	Gas Natural, Inc.	116,332
13,440	IDACORP, Inc.	913,920
54,960	Inteliquent, Inc.	976,639
69,255	PNM Resources, Inc.	2,117,125
73,110	Portland General Electric Co.	2,659,011

See Notes to Financial Statements.

22	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Utilities (continued)
822,303	Vonage Holdings Corp.*	$4,720,020
		11,503,047

TOTAL COMMON STOCKS (Cost $105,804,444)		126,876,046

U.S. TREASURY BONDS & NOTES-1.9%
	United States Treasury Bill-1.9%
$2,500,000	0.403%, 6/2/16(a)	2,495,490

TOTAL U.S. TREASURY BONDS & NOTES (Cost $2,495,744)		2,495,490

SHORT TERM INVESTMENTS-3.4%
	Mutual Funds-3.4%
4,523,416	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	4,523,416

TOTAL SHORT TERM INVESTMENTS (Cost $4,523,416)		4,523,416

TOTAL INVESTMENT SECURITIES-101.4% (Cost $112,823,604)		133,894,952
OTHER LIABILITIES IN EXCESS OF ASSETS-(1.4)%		(1,814,918)
NET ASSETS-100.0%		$132,080,034

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

LLC - Limited Liabilty Company
LP - Limited Partnership
Ltd. - Limited

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	23

Schedule of Investments	James Mid Cap Fund

December 31, 2015 (Unaudited)

Shares		Value
COMMON STOCKS-95.6%
	Basic Materials-8.6%
7,500	Avery Dennison Corp.	$469,950
5,000	Celanese Corp., Series A	336,650
10,000	Cooper Tire & Rubber Co.	378,500
12,000	Goodyear Tire & Rubber Co.	392,040
		1,577,140

	Consumer, Cyclical-20.4%
16,500	Alaska Air Group, Inc.	1,328,415
3,500	Asbury Automotive Group, Inc.*	236,040
7,133	CalAtlantic Group, Inc.	270,483
16,000	Express, Inc.*	276,480
6,500	Foot Locker, Inc.	423,085
15,000	Hawaiian Holdings, Inc.*	529,950
7,500	Skechers U.S.A., Inc., Class A*	226,575
10,000	Vista Outdoor, Inc.*	445,100
		3,736,128

	Consumer, Non-cyclical-12.1%
7,500	Cal-Maine Foods, Inc.	347,550
20,000	Convergys Corp.	497,800
6,000	Helen of Troy, Ltd.*	565,500
9,000	Ingles Markets, Inc., Class A	396,720
5,000	ManpowerGroup, Inc.	421,450
		2,229,020

	Energy-4.7%
8,250	HollyFrontier Corp.	329,093
5,000	Tesoro Corp.	526,850
		855,943
	Financial-12.9%
8,775	American Financial Group, Inc.	632,502
6,000	AmTrust Financial Services, Inc.	369,480
3,500	Argo Group International Holdings, Ltd.	209,440
4,000	Aspen Insurance Holdings, Ltd.	193,200
6,000	First American Financial Corp.	215,400
7,000	Validus Holdings, Ltd.	324,030
11,000	XL Group PLC	430,980
		2,375,032
	Industrial-14.9%
3,000	AMERCO	1,168,500
17,437	Jarden Corp.*	996,002
11,500	Smith & Wesson Holding Corp.*	252,770
40,000	Tsakos Energy Navigation, Ltd.	316,800
		2,734,072

	Technology-13.0%
7,750	Arrow Electronics, Inc.*	419,895
7,000	Avnet, Inc.	299,880
13,950	Deluxe Corp.	760,833

See Notes to Financial Statements.

24	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares		Value
	Technology (continued)
5,000	Orbital ATK, Inc.	$446,700
5,000	SYNNEX Corp.	449,650
		2,376,958

	Utilities-9.0%
15,550	CMS Energy Corp.	561,044
4,975	DTE Energy Co.	398,945
8,000	Portland General Electric Co.	290,960
4,500	UGI Corp.	151,920
44,000	Vonage Holdings Corp.*	252,560
		1,655,429

TOTAL COMMON STOCKS (Cost $12,065,907)		17,539,722

SHORT TERM INVESTMENTS-4.5%
	Mutual Funds-4.5%
831,265	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	831,265

TOTAL SHORT TERM INVESTMENTS (Cost $831,265)		831,265

TOTAL INVESTMENT SECURITIES-100.1% (Cost $12,897,172)		18,370,987
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.1)%		(10,476)
NET ASSETS-100.0%		$18,360,511

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

Ltd. - Limited
PLC - Public Limited Company.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	25

Schedule of Investments	James Micro Cap Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-95.2%
	Basic Materials-4.7%
11,755	Ciner Resources LP*	$262,372
20,830	Lydall, Inc.*	739,048
130,070	Richmont Mines, Inc.*	417,525
		1,418,945

	Consumer, Cyclical-19.5%
8,200	Cato Corp., Class A	301,924
33,001	Flexsteel Industries, Inc.	1,457,984
25,905	Hawaiian Holdings, Inc.*	915,224
6,810	Multi-Color Corp.	407,306
27,581	Patrick Industries, Inc.*	1,199,773
52,668	PC Connection, Inc.	1,192,404
30,335	TravelCenters of America LLC*	285,149
3,380	Wayside Technology Group, Inc.	61,989
		5,821,753

	Consumer, Non-cyclical-19.7%
6,850	Coca-Cola Bottling Co. Consolidated	1,250,193
20,670	Ingles Markets, Inc., Class A	911,133
26,501	John B Sanfilippo & Son, Inc.	1,431,849
28,038	Natural Health Trends Corp.	940,114
16,115	Net 1 UEPS Technologies, Inc.*	217,714
20,525	Omega Protein Corp.*	455,655
14,260	Pointer Telocation, Ltd.*	87,129
33,857	Superior Uniform Group, Inc.	574,892
		5,868,679

	Energy-2.5%
98,941	Star Gas Partners LP	736,121
		736,121

	Financial-13.0%
18,568	ePlus, Inc.*	1,731,652
58,813	MainSource Financial Group, Inc.	1,345,641
2,955	MutualFirst Financial, Inc.	73,639
20,370	Premier Financial Bancorp, Inc.	334,883
28,839	Reading International, Inc., Class A*	378,079
		3,863,894

	Industrial-15.6%
4,870	American Woodmark Corp.*	389,503
54,945	Covenant Transportation Group, Inc., Class A*	1,037,911
10,610	Culp, Inc.	270,237
18,855	Global Brass & Copper Holdings, Inc.	401,611
4,720	L.S. Starrett Co., Class A	45,878
6,285	SL Industries, Inc.*	200,366
9,861	Strattec Security Corp.	557,048
62,933	Supreme Industries, Inc., Class A	431,091
10,305	Unifi, Inc.*	290,086

See Notes to Financial Statements.

26	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Industrial (continued)
58,860	USA Truck, Inc.*	$1,027,107
		4,650,838

	Technology-13.9%
33,510	Cascade Microtech, Inc.*	544,538
21,205	Cohu, Inc.	255,944
34,150	FormFactor, Inc.*	307,350
34,770	Mind CTI, Ltd.	87,968
63,855	NCI, Inc., Class A	871,621
51,341	Orbotech, Ltd.*	1,136,176
86,290	ZAGG, Inc.*	944,013
		4,147,610

	Utilities-6.3%
12,150	Gas Natural, Inc.	90,517
54,375	Inteliquent, Inc.	966,244
145,670	Vonage Holdings Corp.*	836,146
		1,892,907

TOTAL COMMON STOCKS (Cost $23,517,486)		28,400,747

U.S. TREASURY BONDS & NOTES-2.5%
	United States Treasury Bill-2.5%
$750,000	0.403%, 6/2/16(a)	748,647

TOTAL U.S. TREASURY BONDS & NOTES (Cost $748,723)		748,647

SHORT TERM INVESTMENTS-6.1%
	Mutual Funds-6.1%
1,810,541	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	1,810,541

TOTAL SHORT TERM INVESTMENTS (Cost $1,810,541)		1,810,541

TOTAL INVESTMENT SECURITIES-103.8% (Cost $26,076,750)		30,959,935
OTHER LIABILITIES IN EXCESS OF ASSETS-(3.8)%		(1,144,382)
NET ASSETS-100.0%		$29,815,553

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

LLC - Limited Liabilty Company
LP - Limited Partnership
Ltd. - Limited

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	27

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS-70.2%
	Basic Materials-8.1%
1,400	Celanese Corp., Series A	$94,262
1,000	Eastman Chemical Co.	67,510
2,000	Innospec, Inc.	108,620
1,300	Neenah Paper, Inc.	81,159
1,150	Universal Forest Products, Inc.	78,626
		430,177

	Consumer, Cyclical-9.9%
1,000	Alaska Air Group, Inc.	80,510
700	CVS Health Corp.	68,439
4,000	Express, Inc.*	69,120
1,150	Foot Locker, Inc.	74,854
800	Home Depot, Inc.	105,799
1,800	Lennar Corp., Class A	88,038
1,000	Tata Motors, Ltd., Sponsored ADR*	29,470
		516,230

	Consumer, Non-cyclical-11.5%
3,000	Convergys Corp.	74,670
1,100	Dr Pepper Snapple Group, Inc.	102,520
800	Helen of Troy, Ltd.*	75,400
1,500	Ingles Markets, Inc., Class A	66,120
2,000	Newell Rubbermaid, Inc.	88,160
2,200	Pfizer, Inc.	71,016
500	Towers Watson & Co., Class A	64,230
600	UnitedHealth Group, Inc.	70,584
		612,700
	Energy-3.4%
1,000	Chevron Corp.	89,960
850	Tesoro Corp.	89,565
		179,525

	Financial-8.3%
750	ACE, Ltd.	87,638
1,250	American Financial Group, Inc.	90,100
1,500	AmTrust Financial Services, Inc.	92,370
700	PNC Financial Services Group, Inc.	66,717
800	Travelers Cos., Inc.	90,288
		427,113

	Industrial-10.1%
4,000	American Axle & Manufacturing Holdings, Inc.*	75,760
1,100	American Woodmark Corp.*	87,978
1,000	Crown Holdings, Inc.*	50,700
700	FedEx Corp.	104,293
1,500	Matson, Inc.	63,945
4,000	Smith & Wesson Holding Corp.*	87,920
1,500	Sonoco Products Co.	61,305
		531,901

See Notes to Financial Statements.

28	www.jamesfunds.com

James Aggressive Allocation Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	Technology-12.5%
700	Apple, Inc.	$73,682
2,700	Cisco Systems, Inc.	73,319
325	Lockheed Martin Corp.	70,574
450	Northrop Grumman Corp.	84,965
1,000	Orbital ATK, Inc.	89,339
2,500	Tessera Technologies, Inc.	75,025
6,000	Tower Semiconductor, Ltd.*	84,360
5,000	VASCO Data Security International, Inc.*	83,650
2,000	Wipro, Ltd., ADR	23,080
		657,994

	Utilities-6.4%
1,200	American Electric Power Co., Inc.	69,924
2,100	Avista Corp.*	74,277
1,750	Shenandoah Telecommunications Co.	75,337
1,750	Vectren Corp.	74,235
8,000	Vonage Holdings Corp.*	45,920
		339,693

TOTAL COMMON STOCKS (Cost $3,723,363)		3,695,333

EXCHANGE TRADED FUNDS-8.5%
1,500	Global X MSCI Argentina ETF*	27,120
1,200	iShares® 20+ Year Treasury Bond ETF	144,744
2,000	iShares® Intermediate Credit Bond ETF	214,559
1,200	iShares® MSCI Germany ETF	31,428
800	iShares® MSCI Philippines ETF	26,992

TOTAL EXCHANGE TRADED FUNDS (Cost $452,731)		444,843

U.S. GOVERNMENT AGENCIES-1.9%
	Federal Farm Credit Banks-1.9%
$50,000	3.170%, 7/21/25	50,003
50,000	3.500%, 9/14/29	49,173
		99,176
TOTAL U.S. GOVERNMENT AGENCIES (Cost $99,900)		99,176

U.S. TREASURY BONDS & NOTES-19.2%
	U.S. Treasury Bonds-2.8%
$150,000	3.000%, 5/15/45	149,027

	U.S. Treasury Notes-16.4%
565,000	0.500%, 6/30/16	564,865
200,000	0.750%, 6/30/17	199,383

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	29

Schedule of Investments	James Aggressive Allocation Fund

December 31, 2015 (Unaudited)

Shares or Principal Amount		Value
	U.S. Treasury Notes (continued)
$100,000	1.375%, 9/30/20	$98,296
		862,544
TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,018,184)		1,011,571

SHORT TERM INVESTMENTS-0.3%
	Mutual Funds-0.3%
15,724	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	15,724

TOTAL SHORT TERM INVESTMENTS (Cost $15,724)		15,724

TOTAL INVESTMENT SECURITIES-100.1% (Cost $5,309,902)		5,266,647
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.1)%		(4,788)
NET ASSETS-100.0%		$5,261,859

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
Ltd. - Limited
MSCI - Morgan Stanley Capital International

See Notes to Financial Statements.

30	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares		Value
COMMON STOCKS-120.3%
	Basic Materials-14.6%
15,630	Avery Dennison Corp.	$979,376
11,250	Celanese Corp., Series A(a)	757,462
6,550	Cooper Tire & Rubber Co.(a)	247,917
31,940	Goodyear Tire & Rubber Co.(a)	1,043,480
11,990	Innospec, Inc.(a)	651,177
9,420	Lydall, Inc.*(a)	334,222
		4,013,634

	Consumer, Cyclical-12.9%
18,880	Alaska Air Group, Inc.(a)	1,520,028
6,120	Meritage Homes Corp.*(a)	208,019
20,740	RR Donnelley & Sons Co.	305,293
25,320	Skechers U.S.A., Inc., Class A*(a)	764,917
17,580	Southwest Airlines Co.(a)	756,995
		3,555,252

	Consumer, Non-cyclical-33.6%
7,630	Aetna, Inc.(a)	824,956
4,060	Anthem, Inc.	566,126
15,810	Dr Pepper Snapple Group, Inc.(a)	1,473,492
8,300	DST Systems, Inc.	946,698
5,225	Eli Lilly & Co.(a)	440,258
11,600	Helen of Troy, Ltd.*(a)	1,093,300
42,090	Kroger Co.(a)	1,760,625
19,685	Pfizer, Inc.(a)	635,432
12,650	UnitedHealth Group, Inc.(a)	1,488,146
		9,229,033
	Energy-6.6%
6,400	HollyFrontier Corp.	255,296
11,720	Tesoro Corp.(a)	1,234,937
4,510	Valero Energy Corp.(a)	318,902
		1,809,135

	Financial-19.6%
16,640	AmTrust Financial Services, Inc.	1,024,691
9,730	FBL Financial Group, Inc., Class A(a)	619,217
2,060	Goldman Sachs Group, Inc.(a)	371,274
11,260	JPMorgan Chase & Co.(a)	743,498
50,000	KeyCorp(a)	659,500
12,020	PNC Financial Services Group, Inc.(a)	1,145,626
7,200	Travelers Cos., Inc.(a)	812,592
		5,376,398

	Industrial-10.7%
1,060	AMERCO(a)	412,870
24,660	Magna International, Inc.(a)	1,000,210
39,210	Smith & Wesson Holding Corp.*(a)	861,836
6,720	Sonoco Products Co.(a)	274,646

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	31

Schedule of Investments	James Long-Short Fund

December 31, 2015 (Unaudited)

Shares		Value
	Industrial (continued)
50,470	Tsakos Energy Navigation, Ltd.(a)	$399,722
		2,949,284

	Technology-14.6%
50,190	ACCO Brands Corp.*(a)	357,855
7,660	Apple, Inc.(a)	806,292
6,625	Deluxe Corp.(a)	361,327
3,525	Lockheed Martin Corp.(a)	765,454
7,410	Northrop Grumman Corp.(a)	1,399,082
22,635	Tower Semiconductor, Ltd.*(a)	318,248
		4,008,258

	Utilities-7.7%
7,630	American Electric Power Co., Inc.(a)	444,600
7,040	Edison International(a)	416,838
14,745	PNM Resources, Inc.(a)	450,755
142,545	Vonage Holdings Corp.*(a)	818,208
		2,130,401

TOTAL COMMON STOCKS (Cost $27,672,242)		33,071,395

SHORT TERM INVESTMENTS-4.7%
	Mutual Funds-4.7%
1,283,769	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	1,283,769

TOTAL SHORT TERM INVESTMENTS (Cost $1,283,769)		1,283,769

TOTAL INVESTMENT SECURITIES-125.0% (Cost $28,956,011)		34,355,164
SECURITIES SOLD SHORT-(26.7)%
(Proceeds $7,560,008)		(7,328,367)
OTHER ASSETS IN EXCESS OF LIABILITIES-1.7%		451,014
NET ASSETS-100.0%		$27,477,811

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(26.7)%
	Basic Materials-(1.2)%
(11,275)	Cia de Minas Buenaventura SAA, ADR	$(48,257)
(7,625)	CONSOL Energy, Inc.	(60,237)
(11,350)	Pan American Silver Corp.	(73,775)
(5,500)	Platform Specialty Products Corp.	(70,565)
(9,025)	Tahoe Resources, Inc.	(78,247)
		(331,081)
	Communications-(0.4)%
(850)	MercadoLibre, Inc.	(97,189)

	Consumer, Cyclical-(2.6)%
(4,625)	500.com, Ltd., Class A, ADR	(92,963)

See Notes to Financial Statements.

32	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares		Value
	Consumer, Cyclical (continued)
(1,275)	Alibaba Group Holding, Ltd., Sponsored ADR	$(103,619)
(2,525)	Coherus Biosciences, Inc.	(57,974)
(398)	Expedia, Inc.	(49,410)
(3,625)	Global Eagle Entertainment, Inc.	(35,779)
(2,675)	Houghton Mifflin Harcourt Co.	(58,261)
(1,650)	Hyatt Hotels Corp., Class A	(77,583)
(1,800)	Liberty Global PLC, Class A	(76,248)
(2,175)	Liberty Media Corp., Class A	(85,369)
(4,350)	SeaWorld Entertainment, Inc.	(85,652)
		(722,858)
	Consumer, Non-cyclical-(4.7)%
(1,875)	Akorn, Inc.	(69,956)
(2,550)	Blueprint Medicines Corp.	(67,167)
(6,500)	Boulder Brands, Inc.	(71,370)
(1,800)	Cempra, Inc.	(56,034)
(300)	CoStar Group, Inc.	(62,007)
(675)	DexCom, Inc.	(55,282)
(4,400)	Endologix, Inc.	(43,560)
(1,975)	ExamWorks Group, Inc.	(52,535)
(1,975)	Forward Pharma A/S, ADR	(37,525)
(1,250)	Galapagos NV, Sponsored ADR	(78,600)
(2,675)	Glaukos Corp.	(66,046)
(625)	GW Pharmaceuticals PLC, ADR	(43,400)
(1,475)	Impax Laboratories, Inc.	(63,071)
(1,975)	Insulet Corp.	(74,675)
(350)	Intercept Pharmaceuticals, Inc.	(52,272)
(6,150)	LifeLock, Inc.	(88,253)
(3,525)	Sagent Pharmaceuticals, Inc.	(56,083)
(1,075)	Spark Therapeutics, Inc.	(48,708)
(4,425)	TG Therapeutics, Inc.	(52,790)
(9,150)	TherapeuticsMD, Inc.	(94,886)
(4,250)	Xencor, Inc.	(62,135)
		(1,296,355)
	Energy-(4.0)%
(3,550)	Cabot Oil & Gas Corp.	(62,799)
(1,600)	Cheniere Energy, Inc.	(59,600)
(3,225)	CrossAmerica Partners LP	(83,592)
(2,225)	InterOil Corp.	(69,909)
(13,250)	Kosmos Energy, Ltd.	(68,900)
(4,375)	Memorial Resource Development Corp.	(70,656)
(1,962)	MPLX LP	(77,165)
(4,900)	NOW, Inc.	(77,518)
(3,875)	Pattern Energy Group, Inc.	(81,026)
(3,050)	Pembina Pipeline Corp.	(66,368)
(2,375)	Range Resources Corp.	(58,449)
(2,600)	Rose Rock Midstream LP	(39,104)
(4,575)	Summit Midstream Partners LP	(85,690)
(7,200)	Synergy Resources Corp.	(61,344)
(1,350)	Targa Resources Corp.	(36,531)
(1,975)	Williams Cos, Inc.	(50,758)
(2,250)	Williams Partners LP	(62,663)
		(1,112,072)

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	33

Schedule of Investments	James Long-Short Fund

December 31, 2015 (Unaudited)

Shares		Value
	Financial-(1.8)%
(2,875)	The Charles Schwab Corp.	$(94,674)
(7,575)	New Senior Investment Group, Inc., REIT	(74,690)
(1,675)	Oaktree Capital Group LLC	(79,931)
(10,575)	Ocwen Financial Corp.	(73,708)
(5,675)	PHH Corp.	(91,935)
(4,050)	The St. Joe Co.	(74,965)
		(489,903)
	Industrial-(2.1)%
(6,800)	Alarm.com Holdings, Inc.	(113,424)
(7,400)	GasLog, Ltd.	(61,420)
(2,575)	Golar LNG, Ltd.	(40,659)
(1,075)	Macquarie Infrastructure Corp.	(78,045)
(3,600)	SunPower Corp.	(108,036)
(350)	Tesla Motors, Inc.	(84,003)
(2,975)	XPO Logistics, Inc.	(81,069)
		(566,656)
	Technology-(8.6)%
(2,350)	3D Systems Corp.	(20,421)
(525)	Agios Pharmaceuticals, Inc.	(34,083)
(350)	Alnylam Pharmaceuticals, Inc.	(32,949)
(1,125)	Atara Biotherapeutics, Inc.	(29,711)
(650)	Autodesk, Inc.	(39,604)
(275)	Baidu, Inc., Sponsored ADR	(51,986)
(1,550)	Barracuda Networks, Inc.	(28,954)
(375)	Bluebird Bio, Inc.	(24,082)
(3,775)	Box, Inc., Class A	(52,699)
(900)	BroadSoft, Inc.	(31,824)
(1,600)	Callidus Software, Inc.	(29,712)
(1,650)	Cardiovascular Systems, Inc.	(24,948)
(2,375)	Celldex Therapeutics, Inc.	(37,240)
(975)	Chimerix, Inc.	(8,726)
(975)	Cogent Communications Holdings, Inc.	(33,823)
(800)	CommVault Systems, Inc.	(31,480)
(800)	Cornerstone OnDemand, Inc.	(27,624)
(1,125)	Cree, Inc.	(30,004)
(3,225)	Cypress Semiconductor Corp.	(31,637)
(1,375)	Dyax Corp.	(51,727)
(2,500)	Epizyme, Inc.	(40,050)
(2,675)	Evolent Health, Inc., Class A	(32,394)
(1,525)	Exact Sciences Corp.	(14,076)
(1,900)	Foundation Medicine, Inc.	(40,014)
(1,250)	Genomic Health, Inc.	(44,000)
(1,100)	GoDaddy, Inc., Class A	(35,266)
(1,750)	Gogo, Inc.	(31,150)
(1,200)	GTT Communications, Inc.	(20,472)
(500)	HeartWare International, Inc.	(25,200)
(2,975)	HMS Holdings Corp.	(36,711)
(1,300)	Hortonworks, Inc.	(28,470)
(2,550)	ImmunoGen, Inc.	(34,603)
(2,050)	Inovalon Holdings, Inc., Class A	(34,850)
(3,350)	Ironwood Pharmaceuticals, Inc.	(38,826)
(850)	Itron, Inc.	(30,753)
(1,025)	LDR Holding Corp.	(25,738)

See Notes to Financial Statements.

34	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments

December 31, 2015 (Unaudited)

Shares		Value
	Technology (continued)
(150)	LinkedIn Corp., Class A	$(33,762)
(1,625)	MacroGenics, Inc.	(50,326)
(1,825)	MakeMyTrip, Ltd.	(31,317)
(750)	The Medicines Co.	(28,005)
(850)	Medidata Solutions, Inc.	(41,896)
(3,300)	Momo, Inc., Sponsored ADR	(52,866)
(325)	NetSuite, Inc.	(27,502)
(1,200)	Nimble Storage, Inc.	(11,040)
(3,500)	Novadaq Technologies, Inc.	(44,590)
(2,000)	OncoMed Pharmaceuticals, Inc.	(45,080)
(175)	Palo Alto Networks, Inc.	(30,825)
(775)	Portola Pharmaceuticals, Inc.	(39,874)
(1,450)	Press Ganey Holdings, Inc.	(45,748)
(1,200)	PROS Holdings, Inc.	(27,648)
(800)	Prothena Corp. PLC	(54,488)
(1,275)	PTC Therapeutics, Inc.	(41,310)
(475)	Puma Biotechnology, Inc.	(37,240)
(725)	Qlik Technologies, Inc.	(22,954)
(2,000)	Rapid7, Inc.	(30,260)
(1,975)	Relypsa, Inc.	(55,972)
(700)	Seattle Genetics, Inc.	(31,416)
(875)	Shutterstock, Inc.	(28,298)
(2,275)	Spectranetics Corp.	(34,262)
(525)	Splunk, Inc.	(30,875)
(3,125)	SunEdison, Inc.	(15,906)
(325)	Tableau Software, Inc., Class A	(30,621)
(800)	TripAdvisor, Inc.	(68,200)
(150)	The Ultimate Software Group, Inc.	(29,327)
(375)	Ultragenyx Pharmaceutical, Inc.	(42,068)
(250)	Vertex Pharmaceuticals, Inc.	(31,458)
(375)	Workday, Inc., Class A	(29,880)
(1,250)	Yelp, Inc.	(36,000)
(1,125)	Zayo Group Holdings, Inc.	(29,914)
		(2,356,735)
	Utilities-(1.3)%
(4,500)	Covanta Holding Corp.	(69,705)
(1,475)	Energen Corp.	(60,460)
(3,100)	Grupo Televisa SAB, Sponsored ADR	(84,351)
(5,675)	NRG Yield, Inc., Class C	(83,763)
(4,550)	TerraForm Power, Inc., Class A	(57,239)
		(355,518)

TOTAL COMMON STOCKS SOLD SHORT		(7,328,367)
(Proceeds $-7,560,008)

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	35

Schedule of Investments	James Long-Short Fund

December 31, 2015 (Unaudited)

Shares		Value
RIGHTS-0.0%
(320)	Furiex Pharmaceuticals, CVR(b)(c)	$0

TOTAL RIGHTS SOLD SHORT		0
(Proceeds $0)

TOTAL SECURITIES SOLD SHORT-(26.7)%
(Proceeds $7,560,008)		$(7,328,367)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total security position market value of $16,453,868.
(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2015, the total market value of these securities was $0, representing 0.0% of net assets.
(c)	Security considered illiquid. On December 31, 2015, the total market value of these securities was $0, representing 0.0% of net assets.

ADR - American Depositary Receipt
A/S - Aktieselskab, Joint Stock Company in Denmark
CVR - Contingent Value Right
LLC - Limited Liability Company
LP - Limited Partnership
Ltd. - Limited
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SAA - Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders
SAB - Sociedad Anonima Busatil is the Spanish term used for publicly held company

See Notes to Financial Statements.

36	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities

December 31, 2015 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
ASSETS:

Investment securities:
At cost	$4,040,135,009	$112,823,604	$12,897,172	$26,076,750	$5,309,902	$28,956,011
At value	$4,427,971,590	$133,894,952	$18,370,987	$30,959,935	$5,266,647	$34,355,164
Cash	48,576	–	2,200	–	–	–
Deposits with brokers for securities sold short	–	–	–	–	–	474,745
Dividends and interest receivable	16,626,259	126,777	10,926	46,792	4,470	17,283
Receivable for securities sold	–	–	–	–	66,681	–
Receivable for capital shares sold	7,020,820	465,089	–	59,123	–	–
Other assets	149,590	–	–	–	–	–
Total Assets	4,451,816,835	134,486,818	18,384,113	31,065,850	5,337,798	34,847,192

LIABILITIES:

Payable for interest expense	–	–	–	–	–	379
Payable for securities sold short (proceeds $–, $–, $–, $–, $– and $7,560,008, respectively)	–	–	–	–	–	7,328,367
Payable for dividends on securities sold short	–	–	–	–	–	5,351
Payable for capital shares redeemed	6,175,507	45,913	–	192	–	–
Payable for securities purchased	4,387,451	2,193,305	–	1,212,010	71,691	–
Accrued expenses:
Management fees	2,406,590	139,382	19,639	38,081	4,248	29,338
12b-1 distribution and service fees	640,043	27,963	3,943	–	–	5,890
Trustee fees	1,306	221	20	14	–	56
Other payables	382,214	–	–	–	–	–
Total Liabilities	13,993,111	2,406,784	23,602	1,250,297	75,939	7,369,381
Net Assets	$4,437,823,724	$132,080,034	$18,360,511	$29,815,553	$5,261,859	$27,477,811

NET ASSETS CONSIST OF:

Paid-in capital	$4,088,902,208	$115,524,246	$13,520,028	$26,194,827	$5,642,062	$24,777,450
Accumulated net investment income/(loss)	1,628,960	33,204	2,207	(48,359)	(182)	(218,878)
Accumulated net realized loss on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	(40,549,375)	(4,548,764)	(635,539)	(1,214,100)	(336,766)	(2,711,555)
Net unrealized appreciation/(depreciation) on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	387,841,931	21,071,348	5,473,815	4,883,185	(43,255)	5,630,794
Net Assets	$4,437,823,724	$132,080,034	$18,360,511	$29,815,553	$5,261,859	$27,477,811

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	37

Statements of Assets and Liabilities	James Advantage Funds

December 31, 2015 (Unaudited)

	James Balanced: Golden Rainbow Fund		James Small Cap Fund		James Mid Cap Fund		James Micro Cap Fund		James Aggressive Allocation Fund		James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$3,002,453,186		N/	A	N/	A	N/	A	N/	A	N/	A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	125,804,770		N/	A	N/	A	N/	A	N/	A	N/	A
Net assets value, offering price and redemption price per share	$23.87		N/	A	N/	A	N/	A	N/	A	N/	A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$1,435,370,538		N/	A	N/	A	N/	A	N/	A	N/	A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	60,748,550		N/	A	N/	A	N/	A	N/	A	N/	A
Net assets value, offering price and redemption price per share	$23.63		N/	A	N/	A	N/	A	N/	A	N/	A

PRICING OF SHARES

Net assets	N/	A	$132,080,034		$18,360,511		$29,815,553		$5,261,859		$27,477,811
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/	A	4,267,314		1,338,128		1,975,747		577,303		2,073,701
Net assets value, offering price and redemption price per share	N/	A	$30.95		$13.72		$15.09		$9.11		$13.25
See Notes to Financial Statements.

38	www.jamesfunds.com

James Advantage Funds	Statements of Operations

For the Six Months Ended December 31, 2015 (Unaudited)

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund(a)	James Long-Short Fund
INVESTMENT INCOME:

Dividends (Net of withholding taxes of $100,396, $–, $–, $–, $74 and $1,453, respectively)	$23,838,240	$1,590,343	$242,116	$200,428	$33,394	$266,026
Interest	19,615,478	862	–	259	5,072	–
Total Investment Income	43,453,718	1,591,205	242,116	200,687	38,466	266,026

EXPENSES:

Management fees	13,993,668	730,013	125,469	194,138	20,606	186,770
12b-1 distribution and service fees - Retail Class	3,768,881	–	–	–	–	–
12b-1 distribution and service fees	–	146,569	25,192	–	–	37,511
Dividend expense on securities sold short	–	–	–	–	–	24,934
Broker fees and charges on securities sold short	–	–	–	–	–	80,679
Administration fee	602,108	–	–	–	–	–
Transfer agent fee	182,693	–	–	–	–	–
Interest expense	–	–	–	–	–	123
Custodian fees	176,308	–	–	–	–	–
Professional fees	92,462	–	–	–	–	–
Trustee fees	98,589	2,832	489	557	42	783
Registration fees	138,602	–	–	–	–	–
Shareholder report printing and mailing	121,487	–	–	–	–	–
Other expenses	53,985	–	–	–	–	–
Total Expenses	19,228,783	879,414	151,150	194,695	20,648	330,800
Net Investment Income/(Loss)	24,224,935	711,791	90,966	5,992	17,818	(64,774)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

Net realized gain/(loss) from:
Investments	(33,956,708)	(4,580,880)	(635,537)	(472,019)	(336,766)	(551,353)
Securities sold short	–	–	–	–	–	297,345
Foreign currency transactions	(1,630,640)	–	–	–	–	–
Net change in unrealized appreciation/(depreciation) on investments	(87,126,517)	(3,016,158)	254,758	167,809	(43,255)	33,669
Net change in unrealized appreciation on securities sold short	–	–	–	–	–	293,995
Net change in unrealized appreciation on foreign currency translation	49,294	–	–	–	–	–
Net Realized and Unrealized Gain/(Loss)on Investments	(122,664,571)	(7,597,038)	(380,779)	(304,210)	(380,021)	73,656
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(98,439,636)	$(6,885,247)	$(289,813)	$(298,218)	$(362,203)	$8,882
(a)	Fund commenced operations on July 1, 2015.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	39

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income	$24,224,935	$35,298,797
Net realized gain/(loss) from investments and foreign currency transactions	(35,587,348)	105,279,369
Net change in unrealized depreciation on investments and foreign currency translation	(87,077,223)	(30,759,773)
Net Increase/(Decrease) in net assets resulting from operations	(98,439,636)	109,818,393

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From net investment income	(14,230,584)	(20,167,201)
From net realized gain on investments	(52,436,228)	(88,883,031)
Institutional Class Shares:
From net investment income	(8,438,880)	(11,369,896)
From net realized gain on investments	(24,906,312)	(35,788,504)
Decrease in net assets from distributions to shareholders	(100,012,004)	(156,208,632)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	477,903,463	1,083,291,781
Net asset value of shares issued in reinvestment of distributions to shareholders	64,912,553	106,212,553
Payments for shares redeemed	(378,674,601)	(673,909,544)
Net Increase in net assets from Retail Class capital share transactions	164,141,415	515,594,790

Institutional Class Shares:
Proceeds from shares sold	353,734,488	663,031,846
Net asset value of shares issued in reinvestment of distributions to shareholders	24,863,781	32,935,059
Payments for shares redeemed	(157,454,871)	(213,184,051)
Net Increase in net assets from Institutional Class capital share transactions	221,143,398	482,782,854
Total Increase in Net Assets	186,833,173	951,987,405

NET ASSETS:

Beginning of period	4,250,990,551	3,299,003,146
End of period	$4,437,823,724	$4,250,990,551
Accumulated Net Investment Income	$1,628,960	$73,489

See Notes to Financial Statements.

40	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015
SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	19,386,095	43,126,510
Shares issued in reinvestment of distributions to shareholders	2,692,717	4,294,108
Shares redeemed	(15,401,535)	(26,927,316)
Net Increase in shares outstanding	6,677,277	20,493,302
Shares outstanding, beginning of period	119,127,493	98,634,191
Shares outstanding, end of period	125,804,770	119,127,493

Institutional Class Shares:
Shares sold	14,495,847	26,756,542
Shares issued in reinvestment of distributions to shareholders	1,041,549	1,342,995
Shares redeemed	(6,480,565)	(8,578,394)
Net Increase in shares outstanding	9,056,831	19,521,143
Shares outstanding, beginning of period	51,691,719	32,170,576
Shares outstanding, end of period	60,748,550	51,691,719

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	41

Statements of Changes in Net Assets	James Small Cap Fund

	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income	$711,791	$63,755
Net realized gain/(loss) from investments	(4,580,880)	13,922,731
Net change in unrealized depreciation on investments	(3,016,158)	(16,372,684)
Net Decrease in net assets resulting from operations	(6,885,247)	(2,386,198)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(517,833)	–
From net realized gain on investments	(4,796,245)	–
Decrease in net assets from distributions to shareholders	(5,314,078)	–

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	42,733,686	19,950,230
Net asset value of shares issued in reinvestment of distributions to shareholders	4,858,132	–
Payments for shares redeemed	(28,457,947)	(55,955,457)
Net Increase/(Decrease) in net assets from capital share transactions	19,133,871	(36,005,227)
Total Increase/(Decrease) in Net Assets	6,934,546	(38,391,425)

NET ASSETS:

Beginning of period	125,145,488	163,536,913
End of period	$132,080,034	$125,145,488
Accumulated Net Investment Income/(Loss)	$33,204	$(160,754)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	1,269,917	602,780
Shares issued in reinvestment of distributions to shareholders	148,790	–
Shares redeemed	(890,231)	(1,690,399)
Net Increase/(Decrease) in shares outstanding	528,476	(1,087,619)
Shares outstanding, beginning of period	3,738,838	4,826,457
Shares outstanding, end of period	4,267,314	3,738,838

See Notes to Financial Statements.

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James Mid Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income/(loss)	$90,966	$(24,974)
Net realized gain/(loss) from investments	(635,537)	1,310,582
Net change in unrealized appreciation/(depreciation) on investments	254,758	(1,497,518)
Net Decrease in net assets resulting from operations	(289,813)	(211,910)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(67,006)	(8,282)
From net realized gain on investments	(1,140,547)	(1,523,309)
Decrease in net assets from distributions to shareholders	(1,207,553)	(1,531,591)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,543,843	5,839,177
Net asset value of shares issued in reinvestment of distributions to shareholders	1,167,652	1,395,032
Payments for shares redeemed	(4,043,345)	(2,932,412)
Net Increase/(Decrease) in net assets from capital share transactions	(1,331,850)	4,301,797
Total Increase/(Decrease) in Net Assets	(2,829,216)	2,558,296

NET ASSETS:

Beginning of period	21,189,727	18,631,431
End of period	$18,360,511	$21,189,727
Accumulated Net Investment Income/(Loss)	$2,207	$(21,753)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	102,293	385,493
Shares issued in reinvestment of distributions to shareholders	83,563	96,071
Shares redeemed	(273,482)	(190,331)
Net Increase/(Decrease) in shares outstanding	(87,626)	291,233
Shares outstanding, beginning of period	1,425,754	1,134,521
Shares outstanding, end of period	1,338,128	1,425,754

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	43

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment income	$5,992	$69,593
Net realized gain/(loss) from investments	(472,019)	125,414
Net change in unrealized appreciation on investments	167,809	1,199,893
Net Increase/(Decrease) in net assets resulting from operations	(298,218)	1,394,900

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(27,110)	(28,924)
From net realized gain on investments	–	(3,160,652)
Decrease in net assets from distributions to shareholders	(27,110)	(3,189,576)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	9,871,210	9,202,348
Net asset value of shares issued in reinvestment of distributions to shareholders	26,268	2,984,065
Payments for shares redeemed, net of redemption fees	(3,782,477)	(2,621,653)
Net Increase in net assets from capital share transactions	6,115,001	9,564,760
Total Increase in Net Assets	5,789,673	7,770,084

NET ASSETS:

Beginning of period	24,025,880	16,255,796
End of period	$29,815,553	$24,025,880
Accumulated Net Investment Loss	$(48,359)	$(27,241)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	644,306	606,052
Shares issued in reinvestment of distributions to shareholders	1,718	208,473
Shares redeemed	(260,537)	(158,389)
Net Increase in shares outstanding	385,487	656,136
Shares outstanding, beginning of period	1,590,260	934,124
Shares outstanding, end of period	1,975,747	1,590,260

See Notes to Financial Statements.

44	www.jamesfunds.com

James Aggressive Allocation Fund	Statements of Changes in Net Assets

For the Period Ended December 31, 2015 (Unaudited)(a)
FROM OPERATIONS:

Net investment income	$17,818
Net realized loss from investments	(336,766)
Net change in unrealized depreciation on investments	(43,255)
Net Decrease in net assets resulting from operations	(362,203)

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(18,000)
Decrease in net assets from distributions to shareholders	(18,000)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	5,625,131
Net asset value of shares issued in reinvestment of distributions to shareholders	17,190
Payments for shares redeemed	(259)
Net Increase in net assets from capital share transactions	5,642,062
Total Increase in Net Assets	5,261,859

NET ASSETS:

Beginning of period	–
End of period	$5,261,859
Accumulated Net Investment Loss	$(182)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	575,459
Shares issued in reinvestment of distributions to shareholders	1,872
Shares redeemed	(28)
Net Increase in shares outstanding	577,303
Shares outstanding, beginning of year	–
Shares outstanding, end of year	577,303

(a)	Fund commenced operations on July 1, 2015.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	45

Statements of Changes in Net Assets	James Long-Short Fund

	For the Six Months Ended December 31, 2015 (Unaudited)	For the Year Ended June 30, 2015
FROM OPERATIONS:

Net investment loss	$(64,774)	$(286,084)
Net realized loss from investments and securities sold short	(254,008)	(1,544,242)
Net change in unrealized appreciation on investments and securities sold short	327,664	349,528
Net Increase/(Decrease) in net assets resulting from operations	8,882	(1,480,798)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,769,784	20,956,361
Payments for shares redeemed	(8,191,299)	(9,031,159)
Net Increase/(Decrease) in net assets from capital share transactions	(6,421,515)	11,925,202
Total Increase/(Decrease) in Net Assets	(6,412,633)	10,444,404

NET ASSETS:

Beginning of period	33,890,444	23,446,040
End of period	$27,477,811	$33,890,444
Accumulated Net Investment Loss	$(218,878)	$(154,104)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	132,428	1,516,178
Shares redeemed	(619,261)	(654,209)
Net Increase/(Decrease) in shares outstanding	(486,833)	861,969
Shares outstanding, beginning of period	2,560,534	1,698,565
Shares outstanding, end of period	2,073,701	2,560,534

See Notes to Financial Statements.

46	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2015 (Unaudited)		For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011
Net asset value - beginning of year	$24.96		$25.28	$22.55	$20.93	$20.66	$18.32
Income/(Loss) from investment operations:
Net investment income	0.13	(a)	0.22 (a)	0.24 (a)	0.32 (a)	0.25	0.24
Net realized and unrealized gain/(loss)	(0.67)		0.49	2.96	1.75	0.55	2.50
Total from investment operations	(0.54)		0.71	3.20	2.07	0.80	2.74

Less distributions:
From net investment income	(0.12)		(0.18)	(0.24)	(0.30)	(0.23)	(0.24)
From net realized gain on investments	(0.43)		(0.85)	(0.23)	(0.15)	(0.30)	(0.16)
Total distributions	(0.55)		(1.03)	(0.47)	(0.45)	(0.53)	(0.40)
Net asset value at end of year	$23.87		$24.96	$25.28	$22.55	$20.93	$20.66

Total return	(2.21	)%(b)	2.90%	14.32%	9.98%	3.98%	15.01%

Net assets, end of year (in thousands)	$3,002,453		$2,973,350	$2,493,030	$1,735,736	$1,249,228	$937,696

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.96	%(c)	0.97%	1.00%	1.04%	1.07%	1.12%
Ratio of net investment income to average net assets	1.03	%(c)	0.86%	0.99%	1.45%	1.26%	1.27%
Portfolio turnover rate	19	%(b)	43%	32%	58%	36%	36%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	47

Financial Highlights	James Balanced: Golden Rainbow Fund – Institutional Class

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2015 (Unaudited)		For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011
Net asset value - beginning of year	$24.72		$25.05	$22.35	$20.81	$20.61	$18.33
Income/(Loss) from investment operations:
Net investment income	0.16	(a)	0.28 (a)	0.29 (a)	0.38 (a)	0.33	0.32
Net realized and unrealized gain/(loss)	(0.67)		0.50	2.94	1.73	0.52	2.47
Total from investment operations	(0.51)		0.78	3.23	2.11	0.85	2.79

Less distributions:
From net investment income	(0.15)		(0.26)	(0.30)	(0.42)	(0.35)	(0.35)
From net realized gain on investments	(0.43)		(0.85)	(0.23)	(0.15)	(0.30)	(0.16)
Total distributions	(0.58)		(1.11)	(0.53)	(0.57)	(0.65)	(0.51)
Paid-in capital from redemption fees	–		–	–	0.00 (b)	–	–
Net asset value at end of year	$23.63		$24.72	$25.05	$22.35	$20.81	$20.61

Total return	(2.11	)%(c)	3.20%	14.59%	10.26%	4.22%	15.27%

Net assets, end of year (in thousands)	$1,435,371		$1,277,641	$805,973	$555,766	$304,731	$130,870

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.71	%(d)	0.73%	0.75%	0.79%	0.82%	0.87%
Ratio of net investment income to average net assets	1.28	%(d)	1.11%	1.24%	1.71%	1.52%	1.52%
Portfolio turnover rate	19	%(c)	43%	32%	58%	36%	36%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

48	www.jamesfunds.com

James Small Cap Fund	Financial Highlights

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2015 (Unaudited)		For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011
Net asset value - beginning of year	$33.47		$33.88	$28.66		$23.89	$23.88	$17.51
Income/(Loss) from investment operations:
Net investment income/(loss)	0.20	(a)	0.01 (a)	(0.00	)(a)(b)	0.36 (a)	0.15	0.05
Net realized and unrealized gain/(loss)	(1.36)		(0.42)	6.12		4.92	(0.11)	6.35
Total from investment operations	(1.16)		(0.41)	6.12		5.28	0.04	6.40

Less distributions:
From net investment income	(0.12)		–	(0.90)		(0.51)	(0.03)	(0.03)
From net realized gain on investments	(1.24)		–	–		–	–	–
Total distributions	(1.36)		–	(0.90)		(0.51)	(0.03)	(0.03)
Net asset value at end of year	$30.95		$33.47	$33.88		$28.66	$23.89	$23.88

Total return	(3.66	)%(c)	(1.21)%	21.46%		22.51%	0.16%	36.59%

Net assets, end of year (in thousands)	$132,080		$125,145	$163,537		$161,271	$134,727	$81,505

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(d)	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	1.21	%(d)	0.04%	(0.00	)%(e)	1.39%	0.58%	0.23%
Portfolio turnover rate	26	%(c)	76%	62%		41%	89%	60%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	49

Financial Highlights	James Mid Cap Fund

For a share outstanding throughout the years indicated.

	For the Six Months Ended December 31, 2015 (Unaudited)		For the Year Ended June 30, 2015		For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011
Net asset value - beginning of year	$14.86		$16.42		$12.97	$10.69	$11.38	$8.59
Income/(Loss) from investment operations:
Net investment income/(loss)	0.07	(a)	(0.02	)(a)	0.01 (a)	0.08 (a)	0.04	0.01
Net realized and unrealized gain/(loss)	(0.25)		(0.15)		3.87	2.23	(0.64)	2.82
Total from investment operations	(0.18)		(0.17)		3.88	2.31	(0.60)	2.83

Less distributions:
From net investment income	(0.05)		(0.01)		(0.04)	(0.03)	(0.09)	(0.04)
From net realized gain on investments	(0.91)		(1.38)		(0.39)	–	–	–
Total distributions	(0.96)		(1.39)		(0.43)	(0.03)	(0.09)	(0.04)
Net asset value at end of year	$13.72		$14.86		$16.42	$12.97	$10.69	$11.38

Total return	(1.31	)%(b)	(0.86)%		30.34%	21.68%	(5.26)%	32.97%

Net assets, end of year (in thousands)	$18,361		$21,190		$18,631	$14,643	$12,657	$13,403

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(c)	1.50%		1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.90	%(c)	(0.13)%		0.05%	0.64%	0.32%	0.13%
Portfolio turnover rate	27	%(b)	50%		31%	26%	36%	56%

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

See Notes to Financial Statements.

50	www.jamesfunds.com

James Micro Cap Fund	Financial Highlights

For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2015 (Unaudited)		For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011 (a)
Net asset value - beginning of year	$15.11		$17.40	$13.96		$11.71	$11.91	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	0.00	(b)(c)	0.06 (b)	(0.05	)(b)	0.14 (b)	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	(0.01)		1.12	3.50		2.25	(0.13)	1.94
Total from investment operations	(0.01)		1.18	3.45		2.39	(0.14)	1.91

Less distributions:
From net investment income	(0.01)		(0.02)	(0.01)		(0.14)	–	–
From net realized gain on investments	–		(3.45)	–		–	(0.06)	–
Total distributions	(0.01)		(3.47)	(0.01)		(0.14)	(0.06)	–
Paid-in capital from redemption fees	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	–
Net asset value at end of year	$15.09		$15.11	$17.40		$13.96	$11.71	$11.91

Total return	(0.04	)%(d)	7.95%	24.75%		20.64%	(1.15)%	19.10%

Net assets, end of year (in thousands)	$29,816		$24,026	$16,256		$11,817	$10,173	$9,745

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50	%(e)	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.05	%(e)	0.38%	(0.31)%		1.12%	(0.14)%	(0.31)%
Portfolio turnover rate	12	%(d)	52%	96%		46%	85%	69%

(a)	Fund commenced operations on July 1, 2010.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than $0.005 per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	51

Financial Highlights	James Aggressive Allocation Fund

For a share outstanding throughout the periods indicated.

	For the Period Ended December 31, 2015(a) (Unaudited)
Net asset value - beginning of year	$10.00
Loss from investment operations:
Net investment income(b)	0.04
Net realized and unrealized loss	(0.90)
Total from investment operations	(0.86)

Less distributions:
From net investment income	(0.03)
Total distributions	(0.03)
Net asset value at end of year	$9.11

Total return	(8.59	)%(c)

Net assets, end of year (in thousands)	$5,262

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.98	%(d)
Ratio of net investment income to average net assets	0.85	%(d)
Portfolio turnover rate	90	%(c)

(a)	Fund commenced operations on July 1, 2015.
(b)	Calculated using the average shares method.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

52	www.jamesfunds.com

James Long-Short Fund	Financial Highlights

For a share outstanding throughout the periods indicated.

	For the Six Months Ended December 31, 2015 (Unaudited)		For the Year Ended June 30, 2015		For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (a)
Net asset value - beginning of year	$13.24		$13.80		$11.70		$9.99	$10.10	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.03	)(b)	(0.13	)(b)	(0.06	)(b)	0.04 (b)	(0.04)	(0.00	)(c)
Net realized and unrealized gain/(loss)	0.04		(0.43)		2.16		1.71	(0.05)	0.10
Total from investment operations	0.01		(0.56)		2.10		1.75	(0.09)	0.10

Less distributions:
From net investment income	–		–		–		(0.04)	(0.02)	–
Total distributions	–		–		–		(0.04)	(0.02)	–
Net asset value at end of year	$13.25		$13.24		$13.80		$11.70	$9.99	$10.10

Total return	0.08	%(d)	(4.06)%		17.95%		17.57%	(0.93)%	1.00	%(d)

Net assets, end of year (in thousands)	$27,478		$33,890		$23,446		$15,694	$9,160	$10,718

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(e)	2.20	%(f)	2.70%		2.57%		2.70%	2.66%	1.73	%(f)
Ratio of net investment income/(loss) to average net assets	(0.43	)%(f)	(0.92)%		(0.44)%		0.35%	(0.44)%	(1.03	)%(f)
Portfolio turnover rate	27	%(d)	117%		171%		58%	159%	0	%(d)

(a)	Fund commenced operations on May 23, 2011.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than ($0.005) per share.
(d)	Not Annualized.
(e)
Dividend  and  interest  expense  on  securities  sold  short  and  interest  expense  totaled  0.70%,  1.20%,  1.07%,  1.20%,  1.15%  and  0.23% (annualized) of average net assets for six months ended December 31, 2015, the years ended June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012 and for the period ended June 30, 2011, respectively.

(f)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2015	53

Notes to Financial Statements	James Advantage Funds

December 31, 2015 (Unaudited)

1.	ORGANIZATION

The James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund, and James Long-Short Fund are each a diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index. As of December 31, 2015, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $6.46 billion.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase that fall within the range of the S&P MidCap 400® Value Index. As of December 31, 2015, the stock with the maximum capitalization in the S&P MidCap 400® Value Index had a capitalization of $12.59 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds  (“ETFs”)  that  invest  primarily  in  such  securities. As of December 31, 2015, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $2.34 billion.

James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. This Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more  likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The   following is   a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered an investment company for financial reporting purposes under GAAP.

Share Valuation
The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $979 and $48 for the six months and year ended December 31, 2015 and June 30, 2015, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Securities Valuation
Securities are valued at fair value. The Funds' portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange- traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price

54	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2015 (Unaudited)

except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading  market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Fixed income securities may also be valued at evaluated prices provided by an independent, recognized pricing service, which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will approximate fair value. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current  fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily  an indication of the risk  associated  with investing in those securities. For example, securities maturing within 60 days of the reporting date are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Semi-Annual Report | December 31, 2015	55

Notes to Financial Statements	James Advantage Funds

December 31, 2015 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,194,181,086	$–	$–	$2,194,181,086
Closed-End Funds	1,499,448	–	–	1,499,448
Exchange Traded Funds	9,276,609	–	–	9,276,609
Corporate Bonds	–	298,287,551	–	298,287,551
Mortgage Backed Securities	–	21,115,605	–	21,115,605
U.S. Government Agencies	–	118,695,932	–	118,695,932
U.S. Treasury Bonds & Notes	1,563,738,665	–	–	1,563,738,665
Foreign Bonds	–	30,768,715	–	30,768,715
Municipal Bonds	–	168,260,868	–	168,260,868
Short Term Investments	22,147,111	–	–	22,147,111
Total	$3,790,842,919	$637,128,671	$–	$4,427,971,590

James Small Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$126,876,046	$–	$–	$126,876,046
U.S. Treasury Bonds & Notes	2,495,490	–	–	2,495,490
Short Term Investments	4,523,416	–	–	4,523,416
Total	$133,894,952	$–	$–	$133,894,952

James Mid Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$17,539,722	$–	$–	$17,539,722
Short Term Investments	831,265	–	–	831,265
Total	$18,370,987	$–	$–	$18,370,987

James Micro Cap Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$28,400,747	$–	$–	$28,400,747
U.S. Treasury Bonds & Notes	748,647	–	–	748,647
Short Term Investments	1,810,541	–	–	1,810,541
Total	$30,959,935	$–	$–	$30,959,935

James Aggressive Allocation Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$3,695,333	$–	$–	$3,695,333
Exchange Traded Funds	444,843	–	–	444,843
U.S. Government Agencies	–	99,176	–	99,176
U.S. Treasury Bonds & Notes	1,011,571	–	–	1,011,571
Short Term Investments	15,724	–	–	15,724
Total	$5,167,471	$99,176	$–	$5,266,647

56	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2015 (Unaudited)

James Long-Short Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$33,071,395	$–	$–	$33,071,395
Short Term Investments	1,283,769	–	–	1,283,769
Total	$34,355,164	$–	$–	$34,355,164

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(7,328,367)	$–	$–	$(7,328,367)
Rights(1)	–	–	0	0
TOTAL	$(7,328,367)	$–	$0	$(7,328,367)

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.
(1)	Furiex Pharmaceuticals, CVR rights are illiquid and considered Level 3. The market value of the rights was $0 as of 12/31/15.

The Funds recognize transfer between levels as of the end of period. For the six months ended December 31, 2015, the Funds did not have any transfer between Level 1 and Level 2 securities.

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2015, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance   with  the  Trust’s  understanding  of  the  applicable country’s tax rules and rates.

Foreign Currency Translation
The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Short Sales and Segregated Cash
The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense. The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of the Fund’s short positions.

Investment Income
Dividend income and dividend expense on long securities and securities sold short are recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Semi-Annual Report | December 31, 2015	57

Notes to Financial Statements	James Advantage Funds

December 31, 2015 (Unaudited)

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders
Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment  companies. Therefore,  no  federal  tax  provision is required.

As of and during the six months ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Aggressive Allocation Fund	James Long-Short Fund
Tax cost of portfolio investments	$4,042,127,575	$112,883,686	$12,897,172	$26,029,433	$5,311,090	$29,082,122
Gross unrealized appreciation	$504,766,848	$25,523,961	$5,851,110	$6,316,633	$129,912	$6,269,072
Gross unrealized depreciation	(118,922,833)	(4,512,695)	(377,295)	(1,386,131)	(174,355)	(996,030)
Net unrealized appreciation (depreciation)	385,844,015	21,011,266	5,473,815	4,930,502	(44,443)	5,273,042
Total	$385,844,015	$21,011,266	$5,473,815	$4,930,502	$(44,443)	$5,273,042

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The amounts and characteristic of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of December 31, 2015.

58	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2015 (Unaudited)

The tax character of distributions paid for the year ended June 30, 2015 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Ordinary Income	$36,104,504	$–	$50,911	$29,482	$–
Long-Term Capital Gains	120,104,128	–	1,480,680	3,160,094	–
Total	$156,208,632	$–	$1,531,591	$3,189,576	$–

The tax character of distributions paid for the year ended June 30, 2014 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Ordinary Income	$30,488,195	$4,195,369	$44,965	$14,357	$–
Long-Term Capital Gains	26,660,742	–	445,588	–	–
Total	$57,148,937	$4,195,369	$490,553	$14,357	$–

Pre-Enactment Capital Losses
During the year ended June 30, 2015, James Small Cap Fund utilized Pre-Act capital loss carryovers in the amount of $8,759,066. The Pre-Act capital losses arose in fiscal years beginning prior to December 22, 2010, and were utilized prior to their expiration date of June 30, 2018.

Post-Enactment Capital Losses
Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Long-Short Fund	$638,551	$–

The Funds elect to defer to the period ending June 30, 2016 capital losses recognized during the period November 1, 2014 through June 30, 2015 in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$2,677,861
James Micro Cap Fund	760,853
James Long-Short Fund	1,414,389

The Funds elect to defer to the year ended June 30, 2016 late year ordinary losses in the amount of:

Amount
James Small Cap Fund	$159,147
James Mid Cap Fund	21,753
James Micro Cap Fund	26,472
James Long-Short Fund	154,104

3.	INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the six months ended December 31, 2015 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$694,029,903	$320,613,210
James Aggressive Allocation Fund	2,149,959	1,034,144

Purchases and sales (including maturities) of investments in other long-term securities for the six months ended December 31, 2015 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$515,357,414	$471,355,106
James Small Cap Fund	43,194,651	29,910,183
James Mid Cap Fund	5,163,344	7,229,174
James Micro Cap Fund	8,707,143	2,949,398
James Aggressive Allocation Fund	6,868,641	2,352,938
James Long-Short Fund	9,112,003	19,132,076

For the six months ended December 31, 2015, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $10,129,475 and $7,742,644, respectively, for the Long-Short Fund.

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement
The Funds retain James Investment Research, Inc. (“James”) to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio. The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

Semi-Annual Report | December 31, 2015	59

Notes to Financial Statements	James Advantage Funds

December 31, 2015 (Unaudited)

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Mid Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

James Long-Short Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Advisory fees for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, James Aggressive Allocation Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the remaining Funds, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Transfer Agency and Services Agreement
ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James for the remaining Funds.

Plans of Distribution
The James Balanced: Golden Rainbow Fund (Retail Class), James Small Cap Fund, James Mid Cap Fund and James Long Short Fund have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), with a Plan, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b-1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The expenses of the Funds’ Plans are

60	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements

December 31, 2015 (Unaudited)

5.	COMMITMENTS AND CONTINGENCIES

reflected as 12b-1 distribution and service fees – Retail Class on the Statements of Operations.

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. For the six months ended December 31, 2015, the James Long-Short Fund utilized its line of credit. The average amount of borrowings was $151,667 over 9 day with a weighted-average interest rate of 3.25% for James Long-Short Fund. As of December 31, 2015, the James Long-Short Fund did not have an outstanding balance with respect to the line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. For the remaining Funds, there were no borrowings on their line of credit during the six-months. Each Fund’s line of credit agreement expired on July 13, 2015 and was renewed for one year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced:
Golden Rainbow Fund	$50,000,000	Prime Rate*	July 12, 2016
James Small Cap Fund	$6,500,000	Prime Rate*	July 12, 2016
James Mid Cap Fund	$715,000	Prime Rate*	July 12, 2016
James Micro Cap Fund	$540,000	Prime Rate*	July 12, 2016
James Aggressive Allocation Fund	$540,000	Prime Rate*	July 12, 2016
James Long-Short Fund	$3,000,000	Prime Rate*	July 12, 2016

*	The rate at which the Bank announces as its prime lending rate.

Semi-Semi-Annual Report | December 31, 2015	61

Additional Information	James Advantage Funds

December 31, 2015 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-995-2637. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

62	www.jamesfunds.com

James Advantage Funds	Privacy Policy

December 31, 2015 (Unaudited)

Facts
What does James Advantage Funds do with your personal information?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions
●	account transactions and transaction history
●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does James Advantage Funds	We collect your personal information, for example, when you
collect my personal information?	●	open an account or deposit money
	●	direct us to buy securities or direct us to sell your securities
	●	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
	●	affiliates from using your information to market to you.
	●	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
	●	Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
	●	James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	James Advantage Funds does not jointly market.

Semi-Annual Report | December 31, 2015	63

For information about the Funds,
or to make inquiries about the Funds, please
call 1-800-99JAMES (1-800-995-2637).

www.jamesfunds.com

JAMES ADVANTAGE FUNDS

INVESTMENT ADVISER
James Investment Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesfunds.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
ALPS Fund Services, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 3600
555 Seventeenth Street
Denver, CO 80202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

LEGAL COUNSEL
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this Report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The James Advantage Funds

By:	/s/ Barry R. James
Barry R. James
President

Date:  March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barry R. James
Barry R. James
President (Principal Executive Officer)

Date:  March 4, 2016

By:	/s/ Thomas L. Mangan
Thomas L. Mangan
Chief Financial Officer (Principal Financial Officer)

Date:  March 4, 2016